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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ACCURIDE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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ACCURIDE CORPORATION
7140 OFFICE CIRCLE
EVANSVILLE, IN 47715

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD April 24, 2014

Annual Meeting

        The Annual Meeting of Stockholders of Accuride Corporation, a Delaware corporation (the "Company"), will be held on April 24, 2014, at 7:00 a.m. Central time at Victoria National Golf Club, located at 2000 Victoria National Blvd., Newburgh, Indiana 47630.

        At the meeting, stockholders will consider and vote upon the following proposals:

          1.     ELECTION OF DIRECTORS. To elect the seven nominees for the Board of Directors of the Company ("the Board") named in the attached proxy statement to serve on the Board until the 2015 annual meeting or until their successors are duly elected and qualified.

    The Board of Directors recommends that you vote FOR each of the director nominees.

          2.     ADVISORY VOTE ON THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year.

    The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP.

          3.     APPROVAL OF ACCURIDE CORPORATION AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN. To approve the Accuride Corporation Incentive Compensation Plan in order to provide compensation which will be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended.

    The Board of Directors recommends that you vote FOR the approval of the Amended and Restated Incentive Compensation Plan.

          4.     APPROVAL OF ACCURIDE CORPORATION SECOND AMENDED AND RESTATED INCENTIVE AWARD PLAN.

    The Board of Directors recommends that you vote FOR the approval of the Accuride Corporation Second Amended and Restated Incentive Award Plan.

          5.     VOTE ON AN ADVISORY RESOLUTION TO APPROVE THE COMPANY'S EXECUTIVE COMPENSATION.

    The Board of Directors recommends that you vote FOR the advisory resolution.

          6.     OTHER MATTERS. To transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

        The Board has fixed the close of business on March 5, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Accordingly, only stockholders of record at the close of business on that day will be entitled to vote at the meeting, notwithstanding any transfer of shares on the books of the Company after that date.

        A Proxy Statement, which contains information with respect to the matters to be voted upon at the meeting, and a Proxy card and return envelope are furnished herewith. Management urges each stockholder to carefully read the Proxy Statement.

        Important notice regarding availability of proxy materials for the Annual Meeting of Stockholders to be held on April 24, 2014. The Proxy Statement and Annual Report are available in the "Investors" section of our website at http://www.accuridecorp.com.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen A. Martin Corporate Secretary

Evansville, Indiana
Dated: March 20, 2014

Brokers cannot vote for Proposals 1, 3, 4 and 5 without your instructions.

IT IS DESIRABLE THAT AS MANY OF THE STOCKHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. YOU ARE CORDIALLY INVITED TO ATTEND IN PERSON. REGARDLESS OF WHETHER YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED IN THE EVENT YOU ARE UNABLE TO ATTEND. SIGNING A PROXY AT THIS TIME WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

ACCURIDE CORPORATION
7140 OFFICE CIRCLE
EVANSVILLE, IN 47715

PROXY STATEMENT

 GENERAL

Date, Time and Place

        This Proxy Statement (the "Proxy Statement") is furnished to the stockholders of Accuride Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 7:00 a.m. Central time on April 24, 2014, at Victoria National Golf Club, located at 2000 Victoria National Blvd., Newburgh, Indiana 47630, and any and all postponements or adjournments thereof. It is anticipated that this Proxy Statement and the enclosed proxy card (the "Proxy") will be sent to such stockholders on or about March 24, 2014.

Purposes of the Annual Meeting

        The purposes of the Annual Meeting are to (1) elect the seven nominees for the Board named herein to serve on the Board until the 2015 annual meeting or until their successors are duly elected and qualified, (2) ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year, (3) approve the Amended and Restated Accuride Corporation Incentive Compensation Plan in order to provide compensation which will be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), (4) approve the Accuride Corporation Second Amended and Restated Incentive Award Plan, (5) approve an advisory resolution on the Company's executive compensation, and (6) transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof. See "Voting and Solicitation," below.

Proxy/Voting Instruction Cards and Revocability of Proxies

        When the Proxy in the enclosed form is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions given by the stockholder. If no instructions are given, the returned Proxy will be voted in favor of the election of the nominees named herein as directors and in favor of each of the other proposals. Any stockholder, including a stockholder personally attending the meeting, may revoke his or her Proxy at any time prior to its use by filing with the Secretary of the Company, at our corporate offices at 7140 Office Circle, Evansville, IN 47715, a written notice of revocation or a duly executed Proxy bearing a later date or by voting in person at the Annual Meeting.

Record Date and Share Ownership

        Stockholders of record at the close of business on March 5, 2014 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 47,541,992 shares of the Company's common stock were issued and 47,541,992 shares were outstanding. For information regarding security ownership by management and by 5% stockholders, see "Other Information—Share Ownership by Principal Stockholders and Management," below.

Voting and Solicitation

        Holders of shares of common stock are entitled to one vote per share on all matters to be acted upon at the meeting, including the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. All other proposals require the favorable vote of a majority of the votes present and entitled to vote on the particular proposal. Abstentions will have the same effect as votes against such a proposal. Broker non-votes will not be counted as votes for or against such a proposal and will not be included in counting the number of votes necessary for approval of the proposal and will not have any effect on the outcome of such proposal.

        The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with the specifications made. Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted, as the case may be, with respect to the item not marked: FOR the election of directors; FOR ratification of the appointment of the designated independent registered public accounting firm; FOR the approval of the Amended and Restated Incentive Compensation Plan; FOR the approval of the Second Amended and Restated Incentive Award Plan; FOR the advisory resolution on the Company's executive compensation; and as the proxy holders deem advisable on other matters that may come before the meeting. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

        The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Proposals to be Considered for Inclusion in the Company's Proxy Materials Pursuant to Rule 14a-8

        Proposals of our stockholders made pursuant to Rule 14a-8 of Regulation 14A that are intended to be presented by such stockholder at our 2015 Annual Meeting of Stockholders, which we refer to as the "2015 Annual Meeting," and that such stockholder desires to have included in our proxy materials relating to such meeting must be received by us at our principal executive offices no later than 5:00 p.m. Central Time on November 24, 2014, which is 120 calendars days prior to the anniversary of this year's mailing date. The proposal, including any accompanying supporting statement, may not exceed 500 words, and must otherwise comply with the requirements of Rule 14a-8. Upon timely receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

Other Proposals and Director Nominations

        In accordance with our amended and restated bylaws (our "Bylaws"), proposals of stockholders intended to be presented at the 2015 Annual Meeting that are not made pursuant to Rule 14a-8, as well as nominations of persons for election to the Board of Directors intended to be made at the 2015

Annual Meeting, must be delivered to or mailed and received at the Company's principal executive offices not less than ninety days nor more than one hundred twenty days prior to the one-year anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the holder to be timely must be so delivered, or mailed and received, not later than the ninetieth day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting is first made. In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period for the giving of timely notice as described above. Our Bylaws also specify requirements as to the form and content of a holder's notice.

 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

        This section provides basic information regarding the annual meeting presented in a Question and Answer format. For additional detail regarding each proposal, see the separately titled sections related to each proposal that are included in this proxy statement.

Why I am receiving this proxy statement?

        This proxy statement is being provided to our stockholders in connection with the solicitation by our Board of Directors of proxies for use at our Annual Meeting.

When and where is the Annual Meeting?

        The Annual Meeting will be held at 7:00 a.m. Central time on April 24, 2014, at Victoria National Golf Club, located at 2000 Victoria National Blvd., Newburgh, Indiana 47630.

What is the purpose of the Annual Meeting?

        The meeting will be the Company's regular Annual Meeting of Stockholders. You will be voting on the following matters at the Annual Meeting:

  1.
  The election of seven directors named in the Proxy Statement to hold office until the 2015 annual meeting or until their successors are duly elected and qualified;

  2.
  Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014;

  3.
  Approval of the Accuride Corporation Amended and Restated Incentive Compensation Plan in order to provide compensation which will be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended;

  4.
  Approval of the Accuride Corporation Second Amended and Restated Incentive Award Plan;

  5.
  An advisory vote on the Company's executive compensation; and

  6.
  Any other business that may properly come before the Annual Meeting or any and all postponements or adjournments thereof.

How does the Board of Directors recommend I vote?

        The Board of Directors recommends a vote:

  1.
  FOR the election of Robin J. Adams, Keith E. Busse, Richard F. Dauch, Robert E. Davis, Lewis M. Kling, John W. Risner and James R. Rulseh;

  2.
  FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014;

  3.
  FOR the approval of the Accuride Corporation Amended and Restated Incentive Compensation Plan and its performance goals;

  4.
  FOR the approval of the Accuride Corporation Second Amended and Restated Incentive Award Plan; and

  5.
  FOR the advisory resolution approving the Company's executive compensation.

Who is entitled to vote at the Annual Meeting?

        The Board of Directors has established March 5, 2014 as the record date for the Annual Meeting (the "Record Date"). All stockholders who owned common stock of the Company at the close of business on the Record Date may attend and vote at the Annual Meeting.

How many votes can be cast by the stockholders?

        Each share of common stock is entitled to one vote per share on all matters to be acted upon at the meeting, including the election of directors. There is no cumulative voting. There were 47,541,992 shares of common stock outstanding and entitled to vote on the Record Date.

How many votes must be present to hold the Annual Meeting?

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock as of the Record Date is required at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a "quorum." The Inspector of Elections (the "Inspector") will determine whether or not a quorum is present.

        Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector with the assistance of the Company's transfer agent. The Inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. A "broker non-vote" is a share of common stock that is beneficially owned by a person or entity and held by a broker or other nominee, but for which the broker or other nominee (1) lacks the discretionary authority to vote on certain matters, and (2) has not received voting instructions from the beneficial owner in respect of these specific matters.

How many votes are required to elect directors and approve the other proposals?

        Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. This means that the directors receiving the most votes will be elected. Abstentions and Broker non-votes will not be counted for purposes of the election of directors and, therefore, will have no effect on the outcome of such election.

        The ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote. Abstentions have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal. The results of this vote are not binding on the Board of Directors.

        The approval of the Accuride Corporation Amended and Restated Incentive Compensation Plan and its performance goals requires the affirmative vote of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote. Abstentions have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal.

        The approval of the Accuride Corporation Second Amended and Restated Incentive Award Plan requires the affirmative vote of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote. Abstentions have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal.

        The approval of the advisory resolution on the Company's executive compensation requires the affirmative vote of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting and entitled to vote. Abstentions have the same effect as a vote against the advisory resolution. Broker non-votes will have no effect on the outcome of the advisory vote. The results of this vote are not binding on the Board of Directors.

How do I submit my proxy?

        If you complete and properly sign the enclosed proxy card and return it as instructed on the card, it will be voted as you direct. If you are a registered stockholder and you attend the Annual Meeting, you may deliver your completed proxy card in person.

        If you hold your shares in "street name" through a brokerage or other nominee, you will need to instruct your broker or other nominee to vote your shares on your behalf, or otherwise obtain a proxy card from the broker or other nominee that holds your shares. You should receive directions from your brokerage firm about how to submit your voting instructions to them at the time you receive this proxy statement.

        You may revoke your proxy at any time before it is voted. It may be revoked by sending a notice of revocation or another completed and properly signed proxy card with a later date to the Secretary of the Company at the Company's principal executive offices, located at 7140 Office Circle, Evansville, Indiana 47715. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Will my shares be voted if I do not return my proxy?

        If your shares of common stock are registered directly in your name, your shares of common stock will not be voted at the Annual Meeting if you do not return your proxy.

        If your shares of common stock are held in "street name," your brokerage firm, under certain circumstances, may vote your shares of common stock for you if you do not instruct your brokerage firm how to vote on your behalf. Brokerage firms have authority to vote customers' unvoted shares of common stock on routine matters. If you do not give instructions to your brokerage firm to vote your shares of common stock, your brokerage firm may either vote your shares of common stock on routine matters, or leave your shares of common stock unvoted. Only the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered accounting firm is considered a "routine" matter. Therefore, your brokerage firm cannot vote your shares of common stock with respect to any other proposal included in this proxy statement unless they receive your voting instructions. We encourage you to provide your voting instructions to your brokerage firm to ensure that your shares of common stock will be voted at the Annual Meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your voting instructions to them at the time you receive this proxy statement.

What if I return my proxy card but do not provide voting instructions?

        If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. In connection therewith, the Board of Directors has designated Richard F. Dauch and Gregory A. Risch as proxies. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, your shares will be voted in accordance with your instructions.

        If you are a beneficial owner and hold your shares in "street name" through a broker or other nominee and do not return the voting instruction card, the broker or other nominee may vote your shares on each matter at the Annual Meeting for which he or she has the requisite discretionary authority. Under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the selection of independent registered public accounting firms. Because of recent changes to these rules, the uncontested election of directors at a shareholder meeting is no longer considered a routine matter. Similarly, these rules have been changed to prohibit broker discretionary authority with respect to votes on executive compensation. Therefore, brokers do not have the discretion to vote on the uncontested election of directors or on any advisory vote regarding the Company's executive compensation.

What does it mean if I receive more than one proxy card?

        Your shares of common stock are probably registered in more than one account. You should vote all of your shares of common stock. We encourage you to consolidate all of your accounts by registering them in the same name, social security number and address. For assistance consolidating accounts where you are the stockholder of record, you may contact our transfer agent, American Stock Transfer & Trust Co. LLC, at (800) 937-5449.

May stockholders ask questions at the Annual Meeting?

        Yes. There will be an opportunity for discussion at the Annual Meeting of matters germane to the proposals being considered at the Annual Meeting. In addition, Accuride representatives will be available to answer any questions of general interest at the end of the Annual Meeting.

Will representatives of Deloitte & Touche LLP be available at the Annual Meeting to respond to questions or to make a statement if they desire to do so?

        Representatives of the public accountants for the Company are expected to attend the Annual Meeting and, therefore, will be able to make a statement if they desire and will be available to answer questions at the Annual Meeting.

Who will be admitted to the Annual Meeting?

        Only stockholders, as of the close of business on March 5, 2014, and other persons holding valid proxies for the Annual Meeting, are entitled to attend the Annual Meeting. You should be prepared to present valid government issued photo identification for admittance. In addition, if you are not a holder of record but hold shares of our common stock in "street name," you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your common stock ownership as of March 5, 2014. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

        If you hold your shares in "street name", and you also wish to be able to vote at the meeting, you must obtain a proxy, executed in your favor, from your bank or broker.

What if stockholders share the same address?

        The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement to households at which two or more holders reside. This practice, known as "householding," is designed to reduce duplicate mailings, save significant printing and postage costs, and conserve natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary, and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of this proxy statement. If you would like to opt out of this practice for future mailings, and receive separate proxy statements for each holder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement without charge by sending a written request to Accuride Corporation, Attn: Corporate Secretary, 7140 Office Circle, Evansville, Indiana 47715 or by calling 1-812-962-5039. We will promptly send additional copies of the proxy statement or any notice of internet availability of proxy materials upon receipt of such request. Householding does not apply to stockholders with shares registered directly in their name.

Can I change or revoke my vote after I return my proxy card or voting instruction card?

        Yes. Even if you sign and return the proxy card or voting instruction card in the form accompanying this Proxy Statement, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised at the Annual Meeting by giving written notice to the Secretary of the Company, specifying such revocation. You may also change your vote by timely delivering a valid, later-dated proxy or a later-dated vote in accordance with the instructions provided with this proxy or by voting in person at the Annual Meeting. However, please note that if you would like to vote at the Annual Meeting and you are not the shareholder of record, you must request, complete, and deliver a proxy from your broker or other nominee.

 PROPOSAL No. ONE
ELECTION OF DIRECTORS

Nominees

        A Board of seven directors is to be elected at the Annual Meeting. Our Bylaws presently provide that the number of directors which shall constitute the whole Board shall be fixed from time to time by resolution adopted by the Board. The Board currently has seven members.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's seven nominees named below. The seven nominees receiving the highest number of affirmative votes will be elected as directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until his or her successor has been elected and qualified.

        The names of the nominees, and certain information about them, are set forth below:

Name	Age	Director Since	Position
Robin J. Adams(3)	60	2013	Director
Keith E. Busse(1)(2)	70	2010	Director
Richard F. Dauch	53	2011	Director, President and Chief Executive Officer of Accuride Corporation
Robert E. Davis(2)	50	2013	Director
Lewis M. Kling(1)(3)	69	2012	Director
John W. Risner(1)(3)	54	2010	Director and Chairman of the Board
James R. Rulseh(2)	58	2013	Director

(1)
Member of the Nominating and Corporate Governance Committee.

(2)
Member of the Compensation and Human Resources Committee.

(3)
Member of the Audit Committee.

        The principal occupations and positions for at least the past five years of our current directors and director nominees are described below. There are no family relationships among any of our directors or executive officers.

Biography of Director Nominees

        Robin J. Adams serves as a director of Carlisle Companies, Inc. where he is as a member of the Audit and Compensation Committees. Until his retirement in 2013, Mr. Adams served as Vice Chairman of the Board of Directors (from March 2012 to April 2013), Chief Financial Officer (from April 2004 to March 2012) and Chief Administrative Officer (from April 2004 to April 2013) of BorgWarner Inc., a leading, global supplier of highly engineered systems and components, primarily for vehicle powertrain applications. Prior to joining BorgWarner, Mr. Adams served as Executive Vice President-Finance and Chief Financial Officer of American Axle & Manufacturing Holdings Inc. ("American Axle") from July 1999 until April 2004. Prior to joining American Axle, he was Vice President and Treasurer and Principal Financial Officer of BorgWarner from May 1993 until June 1999. Mr. Adams holds a B.A. in Business Administration from North Park University and an M.B.A. from

DePaul University. Mr. Adams' thirty-seven years of experience in the transportation industry, executive and financial leadership experience at two publicly traded U.S. companies over the last 20 years, and public company board of director experience qualify him to serve on our Board of Directors.

        Keith E. Busse has served as the Chairman of Steel Dynamics, Inc. since 2007. From 1993 to May 2007, Mr. Busse also served as President and CEO of Steel Dynamics, and from May 2007 through December 2011, Mr. Busse served as Chairman and CEO of Steel Dynamics. Prior to 1993, Mr. Busse worked for Nucor Corporation for a period of twenty-one years, where he last held the office of Vice President. Mr. Busse is a co-founder of Steel Dynamics and is also Chairman of the Board and director of Tower Financial Corporation. From 2008 to 2009, Mr. Busse was the American Iron and Steel Institute (AISI) Chairman and from 2004 to 2005 he served as Chairman of the Steel Manufacturing Association. Mr. Busse has served on the board of directors of Tower Financial Corporation, a publicly held bank holding company, since 1998 and currently serves as a member of the Audit Committee. He also serves as a Trustee for St. Francis University and Trine University. Mr. Busse holds a B.S. in Accounting from International Business College, a B.A. with a major in Business Finance and an Honorary Doctorate Degree in Business from St. Francis College, an M.B.A. from Indiana University, and an Honorary Degree of Doctor of Engineering from Purdue University. Mr. Busse's extensive experience as an executive officer with public manufacturing companies, his unique knowledge of the steel industry and prominent position in that industry's community and his accounting education and financial reporting expertise qualify him to serve on our Board of Directors.

        Richard F. Dauch has served as our President and Chief Executive Officer and a member of our Board of Directors since February 1, 2011. From June 2008 through January 2011, Mr. Dauch served as President and CEO of global mechanical fastener supplier, Acument Global Technologies, Inc. He held prior leadership roles during a 13-year career at American Axle & Manufacturing, a global supplier of driveline, drive train and chassis systems, as well as at United Technologies Carrier Corporation, after concluding an 11-year career in the United States Army. Mr. Dauch is a member of the board of directors, the Audit Committee and the Compensation Committee of Spartan Motors, Inc. and also serves on the board of directors for West Point Army Football Club where he is a past president. Additionally, he previously served on the board of directors for Original Equipment Suppliers Association. Mr. Dauch is a graduate of the United States Military Academy at West Point and the Massachusetts Institute of Technology's "Leaders For Manufacturing" program graduating with an M.S. in Engineering and Management. Mr. Dauch's service as our President and Chief Executive Officer, his experience in various leadership positions of manufacturing companies, his leadership training and experience in the United States Army and directorship experiences qualify him to serve on our Board of Directors.

        Robert E. Davis is currently a Managing Director of Littlejohn & Co., LLC ("Littlejohn"). Mr. Davis joined Littlejohn as a Partner in 2005. Prior to joining Littlejohn, Mr. Davis was a managing director and founding member of Oaktree Capital Management's Mezzanine Fund where he was responsible for originating, executing and monitoring mezzanine investments. Previously, Mr. Davis was a principal at Halcyon Asset Management LLC, focusing on distressed / special situations investments. Mr. Davis started his post-M.B.A. career at Prudential Insurance Company, where he was a founding member of its Financial Restructuring Group. Additionally, Mr. Davis spent two years as a distressed debt and high yield analyst at Oppenheimer and Co. and started his career as an investment banking analyst at Bear Stearns & Co. Mr. Davis holds an M.B.A. from the J.L. Kellogg School of Management at Northwestern University and a B.A. in Economics with Honors from Northwestern University. Mr. Davis serves as the representative of Accuride's largest stockholder, Cetus Capital, LLC, and was appointed to our Board of Directors pursuant to that certain Investors Agreement, dated December 19, 2012, which was previously filed with the Securities and Exchange Commission. Mr. Davis' experience with distressed investing, his career in investment banking, and his business and management and leadership skills qualify him to serve on our Board of Directors.

        Lewis M. Kling served as President, Chief Executive Officer, and a director of Flowserve Corporation, a provider of industrial flow management products and services, from 2005 until October 2009, and was Executive Vice Chairman of the Board of Directors of Flowserve until his retirement in February 2010. He was Chief Operating Officer of Flowserve from 2004 to 2005. Before joining Flowserve, Mr. Kling was Group Vice President and Corporate Vice President of SPX Corporation from 1999 to 2004, and served as President of Dielectric Communications, a division of General Signal Corporation, purchased by SPX Corporation, from 1997 to 1999. Mr. Kling serves on the board of directors, compensation and management development committee, finance committee, environmental committee, and nominating and corporate governance committee of Eastman Chemical Company. Mr. Kling holds a B.S. in Electrical Engineering from Rensselaer Polytechnic Institute and an M.B.A. from Stetson University. Mr. Kling's extensive corporate management experience and expertise in manufacturing through his high-level positions at several industrial product companies, including as CEO of a global manufacturer, qualify him to serve on our Board of Directors and allow him to offer a unique perspective on long-term growth strategies for manufacturing companies.

        John W. Risner joined The Children's Tumor Foundation as Treasurer in 2002 and served as its President from 2005 until January 2014, except during a break in service between January 2011 and January 2012. From 1997 to 2002, he served as a Senior Vice President and Senior Portfolio Manager—High Yield Bonds at AIG/Sun America Asset Management. From 1991 to 1997 he was Vice President-Senior Portfolio Manager at Value Line Asset Management. Through his long career in corporate finance, Mr. Risner has obtained significant financial experience. Mr. Risner serves on the board of directors, audit and finance committees of NII Holdings, and previously served on the board of directors of Airgate PCS and UGC Europe. Mr. Risner has management and government relations experience through work as an executive of a nonprofit organization, and he currently Chairs the Congressionally Directed Medical Research Program NFRP Integration Panel. He has experience serving on audit, compensation, finance and special committees, and qualifies as an audit committee financial expert. Mr. Risner earned a B.S. from the University of Maryland, an M.B.A. from Fordham University and is a Chartered Financial Analyst. Mr. Risner's background in finance, directorship experiences and corporate governance expertise qualify him to serve on our Board of Directors.

        James R. Rulseh currently serves as President of JRR & Associates, LLC, an independent manufacturing consulting company focused on operations improvement and operational leadership excellence, and as Senior Advisor to Evergreen Pacific Partners. Prior to May 2011, Mr. Rulseh served as the Chief Operating Officer, Tulip Corporation, a private manufacturing company, since 2009. Prior to joining Tulip Corporation, Mr. Rulseh served in the following capacities for Modine Manufacturing Company, a New York Stock Exchange listed company that is a diversified global leader in thermal management technology and solutions: Special Assistant to the Chief Executive Officer from January 2009 to October 2009; Regional Vice President—Americas from October 2007 to January 2009; Regional Vice President—Asia from November 2006 to October 2007; Group Vice President from April 2001 to November 2006; and Managing Director of the Automotive Business Unit of Modine Europe from 1998 to March 2001. Prior to 1998, Mr. Rulseh held various other positions with Modine beginning in 1977. Mr. Rulseh currently serves as Lead Director on the board of directors of Woodward, Incorporated, where he is currently a member of the Compensation Committee and the Nominating and Governance Committee and previously served on the Audit Committee. Mr. Rulseh holds a B.S. in Industrial Technology from the University of Wisconsin—Platteville and completed the Kellogg School of Management—Advanced Executive Education Program in 2003. Mr. Rulseh's senior executive level experience in international manufacturing and business restructurings, as well as his experience as a public company director, qualify him to serve on our Board of Directors.

Vote Required; Recommendation of Board of Directors

        If a quorum is present and voting, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected as directors. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes and broker non-votes will not affect the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FORTHE NOMINEES
SET FORTH HEREIN.

The Board of Directors and its Committees

        Our Board of Directors is currently comprised of Robin J. Adams, Keith E. Busse, Richard F. Dauch, Robert E. Davis, Lewis M. Kling, John W. Risner and James R. Rulseh.

        The Board has organized the three following standing committees: an Audit Committee, a Nominating and Corporate Governance Committee, and a Compensation and Human Resources Committee. During 2013, the Board held nine meetings, the Audit Committee held seven meetings, the Nominating & Corporate Governance Committee held two meetings and the Compensation and Human Resources Committee held six meetings. Each of the Company's incumbent directors that were members of the Board in 2013 attended at least 75% of each of (i) the total number of meetings of the Board and (ii) the total number of meetings of committees of the Board on which such person served during his tenure on the Board and any committee during the 2013 fiscal year.

  Annual Meeting Attendance

        Although the Company does not have a formal policy regarding attendance by members of the Board at its Annual Meeting, the Company encourages directors to attend, but recognizes that circumstances may prevent attendance from time to time. To facilitate attendance and reduce travel costs, the Company generally schedules its Annual Meeting to occur immediately before or after a periodic meeting of the Board, although in some years, such as in 2013, scheduling conflicts and other issues may prevent this arrangement. Five of our current seven directors attended the 2013 Annual Meeting of Stockholders in person or by telephone.

  Director Independence

        The Company is listed on the New York Stock Exchange (NYSE). The Board has determined that Messrs. Adams, Busse, Davis, Kling, Risner and Rulseh are "independent" as that term is defined in the NYSE rules. In making that determination, the Board considered the objective standards set forth in the NYSE rules, and also reviewed relationships between each director and the Company in detail to determine whether, despite satisfying the objective standards for independence, any such director has relationships with the Company that, individually or in the aggregate, would prevent the Board of Directors from finding that such director is independent or would be reasonably expected to interfere with such person's exercise of independent judgment. The Board of Directors considered directors' relationships with the Company from the standpoint of both the nominee and the persons and organizations with which the nominee has an affiliation. In addition, the Board has determined that each member of the Audit Committee satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has adopted a charter for each of the three standing committees. The current members of the Board's standing committees are all NYSE "independent".

  Audit Committee

        The Board has established a standing Audit Committee to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. A more complete description of the powers and responsibilities delegated to the Audit Committee is set forth in the Audit Committee Charter, which is posted in the Investors section of our website at www.accuridecorp.com. Our Audit Committee is currently comprised of Messrs. Adams, Kling and Risner, with Mr. Adams serving as Chairman. Messrs. Adams and Kling joined the Audit Committee in May 2013. The Board has determined that all members of the Audit Committee are "independent" as that term is defined in the NYSE's rules. In addition, the Board has determined that each current member of the Audit Committee also satisfies the independence requirements of Rule 10A-3(b)(1) of the Exchange Act. The Board has further determined that each of Messrs. Adams and Risner qualifies as an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K of the Securities Act.

  Compensation and Human Resource Committee

        The Compensation and Human Resources Committee (the "Compensation Committee") acts pursuant to a written charter adopted by the Board, which is available at the Investors section of our website at www.accuridecorp.com. The Compensation Committee discharges the Board's responsibilities relating to compensation of the Company's executives, including the establishment, maintenance and oversight of compensation and benefit policies and programs. The Compensation Committee also reviews the Company's senior management structure, periodically assesses the capabilities of the Company's officers, provides oversight of succession planning for the Chief Executive Officer and other senior management positions, and reviews compliance with the compensation rules, regulations and guidelines promulgated by the Securities and Exchange Commission ("SEC") and other laws as applicable. A more complete description of the powers and responsibilities delegated to the Compensation Committee is set forth in the Compensation and Human Resources Committee Charter, which is posted in the Investors section of our website at www.accuridecorp.com. Our Compensation Committee is currently comprised of Messrs. Busse, Davis and Rulseh, with Mr. Davis serving as Chairman. Messrs. Davis and Rulseh joined the Compensation Committee in May 2013. The committee is currently comprised solely of directors that are "independent" as defined in the New York Stock Exchange Rules.

        The Compensation Committee has the sole authority to determine the Chief Executive Officer's compensation. In fulfilling that responsibility, the Compensation Committee is responsible for annually reviewing and approving corporate goals and objectives relating to the compensation of the Chief Executive Officer, evaluating the performance of the CEO in light of those goals and objectives, and determining and approving the total compensation package of the CEO based on such evaluation. The Compensation Committee is further responsible for reviewing and approving the total compensation package of non-CEO executive officers as defined by Rule 3b-7 of the Exchange Act. To aid the Compensation Committee in setting compensation, our CEO provides recommendations annually to the Compensation Committee regarding the compensation for all executive officers, but does not actually set any NEO's compensation. Each member of our senior executive management team, in turn, participates in an annual performance review with the CEO and provides input about his or her contributions to our success for the relevant period. The Compensation Committee, with the participation of the CEO, reviews the performance of each senior executive officer annually.

        The Compensation Committee is also responsible for periodically reviewing and making recommendations to the Board with respect to the compensation of all non-employee directors.

        In fulfilling its responsibilities, the Compensation Committee has, from time to time, retained the services of a compensation consultant to assist it in determining the key elements of our compensation programs, as well as analyzing key executive management compensation relative to comparable companies. The Compensation Committee utilized the services of AonHewitt, an executive compensation consulting firm, as its independent compensation consultant. As detailed in the Compensation Discussion and Analysis section of this proxy statement, AonHewitt also assists the Company with various human resources matters, including benefit and pension plan testing and actuarial services and proxy disclosure matters. The Compensation Committee reviewed the nature of and extent of the relationship among the Compensation Committee, the Company and AonHewitt and the individuals providing advice to the Compensation Committee with respect to any conflicts or potential conflicts of interest. Based on that review, the Compensation Committee believes that there are no conflicts of interest or potential conflicts of interest that would unduly influence the provision of advice to the Compensation Committee.

        The Committee may delegate its responsibilities to a Section 16 and 162(m) Subcommittee to the extent necessary to allow the Company to avail itself of certain provisions of Section 16 of the Exchange Act and Section 162(m) of the Internal Revenue Code. Further, the Compensation Committee may delegate responsibility for (a) approving employment agreements and severance arrangements, (b) any change-in-control agreements and certain change-in-control provisions, and (c) any special or supplemental compensation and benefits as they relate to initial offers of employment of the CEO or executive officers to a subcommittee of the Compensation Committee or other members of the Board or management as the Compensation Committee deems appropriate, to the extent consistent with the Company's Bylaws and applicable law.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee (the "Nominating Committee") acts pursuant to a written charter adopted by the Board, which is available at the Investors section of our website at www.accuridecorp.com. The Nominating Committee establishes qualification standards for Board membership, identifies qualified individuals for Board membership, considers and recommends director nominees for approval by the Board and the stockholders and oversees the evaluation of the Board. The Nominating Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. Our Nominating Committee is comprised of Messrs. Busse, Kling and Risner, with Mr. Kling serving as Chairman. Messrs. Busse and Risner joined the Nominating Committee in May 2013. The Nominating Committee met two (2) times in conjunction with Board meetings during the 2013 fiscal year. The Board has determined that each of the members of the Nominating and Corporate Governance Committee is "independent" as defined in the New York Stock Exchange Rules.

        The Nominating Committee will consider director candidates recommended by stockholders. The Company has not received any recommendations from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Committee's slate of nominees in the Company's proxy statement for the 2014 Annual Meeting. In late-2012, after filing a Schedule 13D, Cetus Capital, LLC and certain of its affiliates engaged in negotiations with the Company that resulted in the parties entering into that certain Investors Agreement, dated December 19, 2012. Pursuant to the Investors Agreement, the Company agreed to appoint a designee of Cetus Capital as a member of our Board of Directors, and Robert E. Davis was appointed as that designee on January 29, 2013.

        As specified in the Company's Bylaws, stockholders recommending director candidates must provide, among other things, all information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and

Rule 14a-11 thereunder, including such candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

        In evaluating director nominees, the Nominating Committee considers the following criteria:

  •
  personal and professional integrity, ethics and values;

  •
  experience in corporate management, such as serving as an officer or former officer of a publicly held company and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today's business environment;

  •
  experience in the Company's industry and with relevant social policy concerns;

  •
  experience as a board member of another publicly held company;

  •
  academic expertise in an area of the Company's operations; and

  •
  practical and mature business judgment, including ability to make independent analytical inquiries.

        There are no stated minimum criteria for director nominees, and the Company does not have a formal policy on diversity of Board membership. In addition to the criteria listed above, the Nominating Committee may also consider such other factors as it deems are in the best interests of the Company and its stockholders. All candidates are reviewed in the same manner regardless of the source of the recommendation.

        The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to nominate a member for re-election, unless the Board determines not to fill a vacancy, the Nominating Committee will identify the desired skills and experience of a new nominee as outlined above. The Company has, in the past, engaged third parties to assist in identifying, evaluating and performing background checks on potential director nominees, and reserves the right to do so in the future. For example, the Company retained an independent search firm to assist in the search that led to the appointments of Robin Adams and James Rulseh in 2013, and paid a fee for such services.

        Stockholders may send any recommendations for director nominees or other communications to the Board or any individual director c/o Accuride Corporation, ATTN: Corporate Secretary, 7140 Office Circle, Evansville, IN 47715. All communications received will be reported to the Board or the individual directors, as appropriate.

  Non-employee Director Executive Sessions

        To promote open discussion among the non-employee directors, our non-management directors meet at regularly scheduled "executive sessions" in which those directors meet without management participation. The Chairman of our Board presides over these meetings. Additionally, in the event our non-employee directors include directors who are not also "independent" under NYSE rules, the "independent" directors will meet separately at least once per year in executive session. Interested parties may communicate directly with our non-employee directors by writing to Accuride Corporation, ATTN: Non-employee Directors, c/o Corporate Secretary, 7140 Office Circle, Evansville, IN 47715.

  Board Leadership Structure

        Under our Bylaws, our directors have the discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer as they deem appropriate in light of existing circumstances, and the two positions have been separated since February 2011. John W. Risner is the current Chairman of the Board and has held that position since our 2012 Annual Meeting of Stockholders. Previously, Mr. Risner served as our Lead Independent Director. Our current separation of roles allows our President and Chief Executive Officer to focus his efforts on running the Company while the Chairman of the Board coordinates the Board's activities. This separation of roles notwithstanding, we believe it is important that the President and Chief Executive Officer and the Chairman of the Board work together to ensure the Board is fully advised of important issues, trends and business developments. To that end, the flow of information between management and the Board is frequent, timely and substantive.

  Board Oversight of Risk

        Management is responsible for the Company's day-to-day risk management activities and processes, and our Board's role is to engage in informed oversight of and provide direction with respect to such risk management activities and processes. In fulfilling this oversight role, our Board focuses on understanding the nature of our enterprise risks, including risk in our operations, finances and strategic direction, as well as the adequacy of our risk assessment and risk management processes. Our Board performs this oversight function in a variety of ways, including the following:

  •
  the Board receives management updates on our business operations, financial results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to those topics; and

  •
  the Audit Committee assists the Board in its oversight of risk management by discussing with management the Company's major financial, reporting, disclosure and regulatory and legal compliance risk exposures and the steps management has taken to monitor and control such exposures, including the Company's financial, reporting and disclosure activities and related risk management guidelines and policies.

  Compensation Programs and Policies Risk Assessment

        We conducted a risk assessment of our compensation programs and policies from a legal, human resources, auditing and risk management perspective and reviewed and discussed this assessment with the Compensation Committee. Based on this assessment we concluded that we do not have any compensation programs or practices which would reasonably likely have a material adverse effect on our business.

Code of Ethics

        The Board has adopted a formal code of conduct that applies to all of the Company's employees, officers and directors. You can access the latest copy of the Code of Conduct as well as our Corporate Governance Guidelines and charters of the Audit Committee, Compensation and Human Resources Committee and the Nominating and Corporate Governance Committee of the Board in the Investors section of our website at www.accuridecorp.com. Additionally, these documents are available in print to any stockholder that requests them by writing to Accuride Corporation, ATTN: Corporate Secretary, 7140 Office Circle, Evansville, IN 47715.

 COMPENSATION OF NON-EMPLOYEE DIRECTORS

        The following Director Compensation Table sets forth summary information concerning the compensation earned in 2013 for services as directors to our Company. During 2013, Messrs. Duster and Ledoux served as directors until May 28, 2013, Mr. Davis began serving as a director as of January 29, 2013, and Messrs. Adams and Rulseh began serving as directors as of May 28, 2013.

	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Robin J. Adams	$37,500	$79,343	$116,843
Keith E. Busse	$60,000	$54,000	$114,000
Robert E. Davis	$59,708	$99,000	$158,708
Benjamin C. Duster	$28,125	$54,000	$82,125
Lewis M. Kling	$64,375	$54,000	$118,375
Stephen S. Ledoux	$28,125	$54,000	$82,125
John W. Risner	$102,500	$54,000	$156,500
James R. Rulseh	$35,000	$79,343	$114,343

(1)
All fees are shown in this column regardless of payment date or method. The amounts are detailed below:

	Base Retainer(a)	Chairman	Audit Committee Chairman	Human Resource & Compensation Committee Chairman	Nominating/ Governance Committee Chairman	Total
Robin J. Adams	$35,000	—	$2,500	—	—	$37,500
Keith E. Busse	$60,000	—	—	—	—	$60,000
Robert E. Davis	$55,333	—	—	$4,375	—	$59,708
Benjamin C. Duster	$25,000	—	—	$3,125	—	$28,125
Lewis M. Kling	$60,000	—	—	—	$4,375	$64,375
Stephen S. Ledoux	$25,000	—	—	—	$3,125	$28,125
John W. Risner	$60,000	$30,000	$12,500	—	—	$102,500
James R. Rulseh	$35,000	—	—	—	—	$35,000

(a)
Cash retainers earned by Messrs. Adams, Davis, Duster, Ledoux, and Rulseh were pro-rated to reflect less than a full year of service as a director during 2013.
(2)
These amounts represent the fair value on the date of grant, disregarding forfeitures related to service-based vesting conditions, in accordance with the Financial Accounting Standards Board's

  ("FASB") ASC Topic 718, Compensation—Stock Compensation, for RSUs granted to the directors. The awards for which expense is shown in this table include the awards described below:

	Grant Date	Restricted Stock Units Granted	Stock Option Shares Granted	Exercise Price	Grant Date Fair Value of Stock and Option Awards	Stock Option Shares Exercisable at 12/31/2013	Stock Option Shares Outstanding at 12/31/2013
Robin J. Adams	10/30/2013	8,427	—	—	$37,584	—	—
Robin J. Adams(a)	10/30/2013	9,363	—	—	$41,759	—	—
Keith E. Busse	3/6/2013	12,000	—	—	$54,000	—	—
Robert E. Davis	3/6/2013	12,000	—	—	$54,000	—	—
Robert E. Davis(a)	3/6/2013	10,000	—	—	$45,000	—	—
Benjamin C. Duster(b)	3/6/2013	12,000	—	—	$54,000	—	—
Lewis M. Kling	3/6/2013	12,000	—	—	$54,000	—	—
Stephen S. Ledoux(b)	3/6/2013	12,000	—	—	$54,000	—	—
John W. Risner	3/6/2013	12,000	—	—	$54,000	—	—
James R. Rulseh	10/30/2013	8,427	—	—	$37,584	—	—
James R. Rulseh(a)	10/30/2013	9,363	—	—	$41,759	—	—

(a)
Messrs. Adams, Davis and Rulseh each received an initial grant of restricted stock units upon joining our Board of Directors that vest on the fourth anniversary of the grant date.

(b)
All outstanding unvested equity grants for Messrs. Duster and Ledoux were forfeited upon the end of their service as a director on May 28, 2013.

  Narrative to Director Compensation Table

        Directors serving on our Board do not receive any separate compensation for services performed as a director beyond that disclosed above. Except as otherwise noted below, since March 1, 2010 our non-employee director compensation structure has been as follows:

  •
  Each non-employee director receives an annual cash retainer of $60,000;

  •
  Additionally, the Chairman, the Lead Independent Director and each non-employee director Chairpersons of Board committees will receive the following annual retainers in addition to the non-employee director fees outlined above:

  •
  Chairman of the Board—$30,000 annual retainer;

  •
  Lead Independent Director—$20,000 annual retainer;

  •
  Audit Committee Chairperson—$15,000 annual retainer;

  •
  Nominating and Corporate Governance Committee Chairperson—$7,500 annual retainer; and

  •
  Compensation and Human Resources Committee Chairperson—$7,500 annual retainer.

        Further, each non-employee director of the Company receives an annual grant of Restricted Stock Units ("RSUs") valued at $60,000, with such RSUs vesting in full on the first anniversary of the grant date subject to continued service. New non-employee directors receive an initial grant of RSUs valued at $50,000, with such RSUs vesting in full on the fourth anniversary of the grant date subject to continued service.

        Although starting in 2012, the annual non-employee director RSU grants were to be made on the first business day of February each year, the Board elected to postpone the annual grant in 2013 until it determined the structure and valuation methodology to be used for 2013 equity awards to management under the Company's long-term incentive plan, which is discussed in the Compensation Discussion and Analysis section of this proxy statement. Based upon that methodology, the Board chose $5.00 per share as the price to convert approved dollar values of non-employee director awards into shares and approved the non-employee director equity awards on March 6, 2013. Additionally, the Board used $5.34 per share in valuing the 2013 grants for Messrs. Adams and Rulseh, which was the closing price of a share of the Company's common stock on the date they were elected to the Board. Shares will be delivered to each non-employee director in accordance with this vesting schedule, unless he elected to defer delivery pursuant to the Directors' Deferred Compensation Plan (the "DDCP").

        Under the DDCP, non-employee directors may elect to defer payment of all or a specified part of their compensation earned during a given year, including any stock-based compensation. Deferred compensation will be distributed to the non-employee directors: (i) in a lump sum payment or installments, as the non-employee director may elect; and (ii) as of the first January 1 following the non-employee director's separation from the Company, unless the non-employee director has elected a different payment schedule.

        We reimburse directors for out-of-pocket expenses incurred in connection with their attendance at Board and Board Committee meetings.

 PROPOSAL No. TWO

ADVISORY VOTE ON APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY

        Deloitte & Touche LLP ("Deloitte") has been the independent registered public accounting firm for the Company since 1997 and, upon recommendation of the Audit Committee of the Board, their reappointment as the Company's independent registered public accounting firm for the 2014 fiscal year has been approved by the Board, subject to an advisory vote by the stockholders. Stockholder ratification of the selection of Deloitte as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate governance practice.

        The Company has been advised that a representative of Deloitte will be present at the Annual Meeting, will be available to respond to appropriate questions, and will be given an opportunity to make a statement if he or she so desires.

        The following table sets forth the aggregate fees (in thousands) billed or to be billed by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates for the following services during fiscal 2012 and 2013:

	2013 Fees	2012 Fees
Audit fees(1)	$1,442	$1,637
Audit-related fees(2)	—	80
Tax fees(3)	194	942
All other fees(4)	159	—

Total	$1,795	$2,659

(1)
Audit Fees: represents the aggregate fees billed or to be billed for professional services rendered for the audits of our annual financial statements and for the review of the financial statements included in our quarterly reports during such periods, or for services that are normally provided in connection with statutory and regulatory filings or engagements. Due to the fact that we conduct a fully integrated audit, we cannot determine the amount of fees related to Sarbanes-Oxley Act, Section 404 audit services.

(2)
Audit-related Fees: represents the aggregate fees billed or to be billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, but are not included as Audit Fees, such as due diligence related to mergers and acquisitions.

(3)
Tax Fees: represents the aggregate fees billed or to be billed for professional services rendered for U.S. federal, state and foreign tax compliance, acquisition related tax integration and tax restructuring services.

(4)
All Other Fees: represents the aggregate fees billed or to be billed consisting of permitted non-audit services.

        All of these services for fiscal years 2013 and 2012 were approved by the Audit Committee in accordance with the pre-approval policies described below.

        In accordance with the Audit Committee charter, the Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, including the estimated fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services and other permitted non-audit services. Any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The

Audit Committee may elect to delegate pre-approval authority to one or more designated committee members in accordance with its charter. The Audit Committee considers whether such audit or non-audit services are consistent with the SEC's rules on auditor independence.

Vote Required; Recommendation of the Board of Directors

        Although not required to be submitted for stockholder approval, the Board is seeking an advisory vote on the appointment of the Company's independent registered public accounting firm for 2014. In the event stockholders do not approve the selection of Deloitte & Touche LLP by the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, the appointment of the Company's independent registered public accounting firm will be reconsidered by the Board.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE 2014 FISCAL YEAR.

 PROPOSAL No. THREE

APPROVAL OF THE AMENDED AND RESTATED
ACCURIDE CORPORATION INCENTIVE COMPENSATION PLAN

        We are requesting that our stockholders vote in favor of the Amended and Restated Accuride Corporation Incentive Compensation Plan (the "Plan"), which was approved by the Board on February 25, 2014, subject to stockholder approval at the Annual Meeting. A summary of the principal provisions of the Plan is set forth below. The summary is qualified by reference to the full text of the Plan, which is attached as Appendix A to this Proxy Statement.

General

        In general, Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)") imposes a limit on corporate tax deductions for compensation in excess of $1 million per year paid by a public company to its Chief Executive Officer or any of the next three highest compensated executive officers (other than the Chief Financial Officer) as listed in the proxy statement. An exception to this limitation is provided for performance-based compensation.

        The Section 162(m) provisions generally require that affected executives' compensation satisfy certain requirements in order to qualify for the performance-based exclusion from the $1 million deduction cap. One of the requirements for purposes of Section 162(m) is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by the Company's stockholders every five years. For purposes of Section 162(m), the material terms include:

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  The employees eligible to receive compensation,

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  A description of the business criteria on which performance goals are based; and

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  The maximum amount of compensation that can be paid to an employee under the performance goals.

        Since 2009, we have established annual performance goals under our Incentive Compensation Plan (the "2009 Plan") and paid bonuses thereunder when such performance criteria were satisfied. Our stockholders approved the 2009 Plan at the 2009 annual meeting of the Company's stockholders, and payments under the 2009 Plan have been exempt from the limitations of Section 162(m) as performance-based compensation. Pursuant to Section 162(m), no further awards may be granted under the 2009 Plan as performance-based compensation following the date of the 2014 annual stockholders' meeting unless that plan is reapproved by the stockholders.

        The Plan is an amendment and restatement of the 2009 Plan and is similar in all material respects, except that (i) the performance criteria and permissible adjustments described below have been updated to provide the Company with greater flexibility for the design and implementation of awards under the Plan and (ii) the maximum award payable under the Plan in any performance period has been increased from 200% to 400% of a participant's base salary, again to provide greater flexibility for the design and implementation of awards under the Plan. The Plan provides the overall structure for our bonus compensation program, but the details of annual bonus targets and performance goals will continue to be set forth in our Annual Incentive Compensation Plan, which is structured under and subject to the requirements of this Plan.

Administration

        The Plan will be administered by our Compensation Committee, or a subcommittee thereof, which is composed of two or more "outside directors," as defined under Section 162(m). The Compensation Committee will have the sole discretion and authority to administer and interpret the Plan.

Eligibility and Participation

        Eligibility to participate in the Plan is limited to certain salaried employees of the Company and its subsidiaries, as may be selected by the Compensation Committee ("Participants") for each performance period under the Plan.

Performance Criteria

        The Plan allows the Compensation Committee to pay bonuses based on any one or more of the following criteria (collectively, the "Performance Criteria"), which may be applied based on the Company's performance or the performance of any of its subsidiaries or business units, as the Compensation Committee shall select:

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earnings (either net or gross and either before or after interest, taxes, depreciation, amortization and/or other adjustments described under our credit agreements);

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economic value-added (as determined by the Compensation Committee);

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sales or revenue;

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net income (either before or after taxes);

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cash flow (including, but not limited to, operating cash flow and free cash flow);

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return on capital;

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return on invested capital;

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return on stockholders' equity;

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return on assets;

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stockholder return;

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return on sales;

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gross or net profit margin;

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productivity;

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expense;

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operating margin;

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operating efficiency;

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customer satisfaction;

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working capital;

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earnings per share;

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price per share of Common Stock;

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market share;

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profits;

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disposition or acquisition of assets;

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cost savings;

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regulatory body approval for commercialization of new products;

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settlement of disputes;

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funds from operations;

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plant closings or start-ups;

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sales penetration or new business awards;

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adjusted net income;

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operating earnings;

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costs;

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adjusted earnings per share;

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return on net assets; or

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implementation or completion of specific projects,

any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of peer group market performance indicators or indices.

        The Compensation Committee may, in its discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the performance goals. Such adjustments may include, but are not limited to, one or more of the following:

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items related to a change in accounting principle;

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items relating to financing activities;

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expenses for restructuring or productivity initiatives;

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other non-operating items

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items related to acquisitions

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items attributable to the business operations of any entity acquired by the Company during the performance period;

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items related to the disposal of a business or segment of a business;

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commercial vehicle industry build rates;

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items that are outside the scope of the Company's core, on-going business activities;

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items relating to gains or losses for litigation, arbitration and contractual settlements;

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items related to acquired in-process research and development;

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items relating to changes in tax laws;

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items relating to major licensing or partnership arrangements;

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items related to discontinued operations that do not qualify as a segment of a business under applicable accounting principles;

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items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period;

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any other items of significant income or expense which are determined to be appropriate adjustments;

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items relating to unusual or extraordinary corporate transactions, events or developments;

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items related to amortization of acquired intangible assets;

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items relating to asset impairment charges;

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items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; or

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items related to labor negotiations, organizing activity and work stoppages.

Performance Periods

        The Plan allows the Compensation Committee to set bonus formulas and performance goals over 1, 2 or 3 year performance periods. A performance period may be concurrent or consecutive.

Award Determinations

        By no later than the latest time permitted by Section 162(m) (generally, for performance periods of one year or more, no later than 90 days after the commencement of the performance period) and while the performance relating to the performance goal remains substantially uncertain within the meaning of Section 162(m), the Compensation Committee will establish a performance period and the performance goals for such performance period based on one or more of the Performance Criteria set forth above, including any adjustments permitted, and shall adopt targeted awards for Participants for such performance period.

        The Compensation Committee may, pursuant to its discretion, reduce an award payable under the Plan; however, the Compensation Committee has no discretion to increase the amount of a covered employee's award. Once a bonus formula is established based on one or more performance goals, the Compensation Committee may, with the consent of the Participant, establish (and once established, rescind, waive or amend) additional conditions and terms of payment of awards, including the achievement of other financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate. However, the Compensation Committee has no discretion to increase the amount of a Participant's maximum award originally granted or pay an award under the Plan if the performance goals have not been satisfied after taking into account any applicable adjustments.

        A Participant does not need to be employed on the first day of a performance period, but must be employed by the Company for at least three months during a performance period in order to be eligible to participate in the Plan for such performance period. However, any bonus paid to a Participant who was not employed on the first day of the performance period, will not qualify as qualified performance based compensation for Section 162(m) purposes. In addition, a Participant must be employed by the Company on the last day of the performance period in order to be eligible for an award; provided, however, that the Company may provide exceptions to this requirement in the event of the Participant's termination without cause, death, or disability or a Change in Control (as defined in the Plan).

        All awards will be determined by the Compensation Committee and will be paid (i) in cash or (ii) Common Stock based on the fair market value of such stock on the date the bonus is awarded, as determined by the Compensation Committee; provided, however, that no awards will be paid unless and until the Compensation Committee makes a certification in writing with respect to the attainment of the performance goal and confirms that the amounts payable with respect to each award do not exceed the limitations set forth in the Plan. Awards will be paid as soon as practicable following the end of each performance period, but in no event shall payment be made later than two and one half months following the end of such performance period.

        There are currently approximately 190 employees who would be eligible to receive awards under the Plan for 2014. The actual amount of future award payments under the Plan is not presently determinable because such amounts are dependent on the future attainment of to-be-determined performance goals. However, the Plan provides that the maximum award payable to any one individual under the Plan during any performance period is 400% of such individual's base salary. For sake of illustration, based on attainment of performance goals and payout thresholds established by our Compensation Committee under the Company's AICP for 2013, the maximum award the Participants in the Plan (as currently in effect) could have received is as follows:

Name and Position	Dollar Value ($)
Richard F. Dauch	$675,000
Gregory A. Risch	$187,500
David G. Adams	$213,750
Charles M. Byrnes(1)	$198,765
Scott Hazlett	$255,015
Executive Group(2)	$1,912,560
Non-Executive Director Group(3)	$0
Non-Executive Officer Employee Group	$4,558,496

(1)
Mr. Byrnes is no longer employed by the Company.

(2)
Includes Company Senior Vice Presidents and above.

(3)
Not eligible to participate in the Plan.

Further, based upon the attainment of the 2014 threshold and maximum performance goals, the total estimated payments under the Plan in 2014 would be $65,175 and $11,731,455, respectively.

Other Compensation

        The Plan is not exclusive. The Company may and does pay cash, other awards and other compensation to certain officers under other authority of the Board or applicable law. In the event that the Company's stockholders do not approve the Plan, the Company would no longer have a cash incentive plan that would be able to pay qualified performance based compensation under Section 162(m).

Amendment and Termination

        The Compensation Committee may terminate the Plan at any time; provided, however that except in the event of a Change in Control (as defined in the Company's Amended and Restated Incentive Award Plan), the Compensation Committee may not terminate the Plan during any performance period without paying a pro rata portion of any award based on the period of time elapsed during the performance period and a determination of the Compensation Committee as to the satisfaction of pro rata performance goals for such period.

        The Compensation Committee has the authority to amend or repeal the Plan at any time or to direct the temporary or permanent discontinuance of awards payable under the Plan; provided, however, any amendment that changes the maximum award payable to any Participant or materially amends the definition of performance goals must be approved by an affirmative vote of a majority of the Company's stockholders.

Vote Required; Recommendation of the Board

        The affirmative vote of a majority of the votes cast on this proposal is required for approval of the Amended and Restated Accuride Corporation Incentive Compensation Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
AMENDMENT AND RESTATEMENT OF THE PLAN AND ITS PERFORMANCE GOALS.

PROPOSAL No. FOUR

APPROVAL OF THE ACCURIDE CORPORATION SECOND
AMENDED AND RESTATED 2010 INCENTIVE AWARD PLAN

        Our compensation program has historically consisted of a fixed base salary, an annual performance-based cash incentive program and a long-term equity incentive program. As a result, our senior executive management team members have historically had a substantial portion of their potential compensation tied to performance- and incentive-based programs based on the financial performance of the Company. This mix of compensation is intended to ensure that total compensation reflects our overall success or failure and to motivate executive officers to meet appropriate performance measures. Total compensation is allocated between cash and equity compensation based on competitive market practice and our desire to balance short-term financial and operating performance achievements with long-term value creation.

        In addition to requesting approval of our Amended and Restated Incentive Compensation Plan as discussed under Proposal No. Three above, through which we provide annual performance-based cash incentives, we are also requesting that our stockholders vote in favor of approving the Accuride Corporation Second Amended and Restated 2010 Incentive Award Plan (the "2014 IAP") in order to allow us to continue providing equity compensation to employees and members of our Board of Directors as a competitive compensation practice and to align the interests of our employees and Board members with our stockholders.

        A summary of the 2014 IAP appears below. This summary is qualified in its entirety by the text of the 2014 IAP, which is included as Appendix B to this proxy statement.

        The amendments to the 2010 Incentive Award Plan reflected in the 2014 IAP would affect the following material changes:

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  Increase the number of shares of our common stock that may be granted under the Incentive Award Plan by 1,700,000 shares;

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  Adjusting the per participant limit on the number of awards that may be granted under the terms of the Incentive Award Plan for Section 162(m) purposes to 1,000,000 shares and $2,500,000 for cash awards for any calendar year; and

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  extend the term of the Incentive Award Plan until 2024.

Background for Request to Increase the Share Reserve

        In determining to recommend the adoption of the 2014 IAP and increase the shares by 1,700,000 over the share reserve currently available under the existing Incentive Award Plan, our Board and the Compensation Committee considered the following factors:

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  As of March 13, 2014, approximately 1,177,737 shares remain available for awards under the existing plan. Based on historical usage and expected practices, and noting that future circumstances may require us to make changes to our expected practices, we estimate that this number of shares would allow us to make equity grants for approximately up to one additional year, unless we increase the share reserve.

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  The additional 1,700,000 shares being added to the 2014 IAP would be dilutive to other stockholders by an additional 3%, based on outstanding shares as of February 28, 2013.

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  Based on historical usage, we estimate that the 1,700,000 additional shares, in addition to the available share pool of approximately 1,177,737 shares as of March 13, 2014 (for a total available pool of approximately 2,877,737 shares if the 2014 IAP is approved), would be sufficient for two to three additional years of Awards, assuming we continue to grant Awards consistent with our historical usage and expected practices, and noting that future circumstances may require us to make changes to our expected practices.

Summary of the 2014 IAP

        A summary of the principal provisions of the 2014 IAP is set forth below. The summary is qualified by reference to the full text of the 2014 IAP, which is attached as Appendix B to this Proxy Statement.

        The 2014 IAP was approved by our Board and by the compensation committee on March 13, 2014, subject to approval by our stockholders. The 2014 IAP provides for the grant of options (both nonqualified and incentive stock options), stock appreciation rights ("SARs"), restricted stock, restricted stock units, performance awards, dividend equivalents, and stock payments (collectively, "Awards").

Shares Subject to the 2014 IAP

        Under the 2014 IAP, the total number of shares of our common stock that have been reserved for, issued or may be issued or transferred pursuant to Awards is 5,200,000 in total, which is an increase of 1,700,000 shares over the current reserve under the 2010 Incentive Award Plan.

        The 2014 IAP provides for specific limits on the number of shares that may be subject to different types of Awards:

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  No more than 1,000,000 shares of our common stock may be granted in any calendar year to any one person.

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  In any one calendar year no person may receive cash based Awards with a value exceeding $2,500,000.

        The shares of our common stock available under the 2014 IAP may be either previously authorized and unissued shares or treasury shares. The 2014 IAP provides for appropriate adjustments in the number and kind of shares subject to the 2014 IAP and to outstanding Awards thereunder in the event of a corporate event or transaction, including any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares or the share price of our stock.

        If any shares subject to an Award under the 2014 IAP terminate, expire, are settled in cash in lieu of shares or lapse for any reason without the delivery of shares, then the shares subject to such Award under the 2014 IAP shall be available again for grant under the plan. In addition, shares repurchased by the Company at the same price paid by the Participant so that such shares are returned to the Company will be available for future grants under the 2014 IAP. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards or an entity acquired by the Company or any of its subsidiaries will not be counted against the shares available for grant under the 2014 IAP. Shares tendered or withheld to satisfy the exercise price of an option granted under the 2014 IAP and any shares tendered or withheld to satisfy any tax withholding obligation with respect to Awards granted under the 2014 IAP will again be available for grant under the 2014 IAP.

        On March 18, 2014, the closing price of a share of our common stock on the NYSE was $4.49.

Administration

        The 2014 IAP is generally administered by our Compensation Committee or any subcommittee thereof; provided that a subcommittee of our Board may also function as the Compensation Committee (the "Administrator").

        The Administrator is authorized to determine the individuals who will receive Awards (the "Participants"), the terms and conditions of such Awards, the types of Awards to be granted, the number of shares to be subject to each Award, the price of the Awards granted, any performance criteria, any reload provisions, payment terms, payment method and the expiration date applicable to each Award. The Administrator is also authorized to establish, adopt or revise rules relating to the administration of the LTIP. The Administrator may delegate its authority to grant or amend Awards or take other administrative actions with respect to participants other than senior executive officers subject to Section 16 of the Exchange Act, employees covered by Section 162(m) or the officers to whom the authority to grant or amend Awards has been delegated.

Amendment and Termination

        The Committee, subject to approval of the Board, may terminate, amend, or modify the Plan at any time; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the Plan, to permit the Committee to grant options with a price below fair market value on the date of grant, or to extend the exercise period for an option beyond ten years from the date of grant. In addition, absent stockholder approval, no option or SAR may be amended to reduce the per share exercise price of the shares subject to such option or SAR below the per share exercise price as of the date the option or SAR was granted and, except to the extent permitted by the Plan in connection with certain changes in capital structure, no option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an option or SAR having a higher per share exercise price.

        In no event may an Award be granted pursuant to the Plan on or after the tenth anniversary of the date the stockholders approve the Plan.

Eligibility

        Awards under the Plan may be granted to individuals who are our employees or employees of our subsidiaries, our non-employee directors and our consultants and advisors. However, options which are intended to qualify as ISOs may only be granted to employees.

        As of February 28, 2014, there were 2,166 employees and 7 non-employee directors who are eligible to receive Awards under the Plan.

Awards.

        The following will briefly describe the principal features of the various Awards that may be granted under the Plan.

        Options—Options provide for the right to purchase our common stock at a specified price, and usually will become exercisable in the discretion of the Committee in one or more installments after the grant date. The option exercise price may be paid in:

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  cash,

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  check,

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  shares of our common stock which have been held by the option holder for at least 6 months,

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  broker assisted cash-less exercise, or

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  such other methods as the Committee may approve from time to time.

        The Committee may at any time substitute SARs for options granted under the Plan. Options may take two forms, nonstatutory options (NSOs) and incentive stock options (ISOs). NSOs may be granted for any term specified by the Committee, but shall not exceed ten years. ISOs will be deigned to comply with the provision of the Code and will be subject to certain restrictions contained in the Code in order to qualify as ISOs. Among such restrictions ISOs must:

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  have an exercise price not less than the fair market value of our common stock on the date of grant, or if granted to certain individuals who own or are deemed to own at least 10% of the total combined voting power of all of our classes of stock ("10% shareholders"), then such exercise price may not be less than 110% of the fair market value of our common stock on the date of grant,

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  be granted only to our employees and employees of our subsidiary corporations,

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  expire with a specified time following the option holders termination of employment,

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  exercised within ten years after the date of grant, or with respect to 10% shareholders, no more than five years after the date of grant, and

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  not be exercisable for the first time for shares of our common stock with an aggregate fair market value in excess of $100,000, determined based on the exercise price.

        No ISO may be granted under the Plan after ten years from the date the Plan is approved by our stockholders.

        Restricted Stock—A restricted stock award is the grant of shares of our common stock at a price determined by the Committee (which price may be zero) that is nontransferable and unless otherwise determined by the Committee at the time of award, may be forfeited upon termination of employment or service during a restricted period. The Committee shall also determine in the Award agreement whether the Participant will be entitled to vote the shares of restricted stock and or receive dividends on such shares. Restricted stock granted to employees and consultants will vest according to the terms of each individual Award agreement, as determined by the Committee. In addition, the vesting of restricted stock may be accelerated in the event of a change in control, death or disability.

        Stock Appreciation Rights—SARs provide for the payment to the holder based upon increases in the price of our common stock over a set base price. SARs may be granted in connection with stock options or other Awards or separately. The term of each SAR is set by the Committee, but shall not exceed 10 years from the date of grant. Payment for SARs may be made in cash, our common stock or any combination of the two.

        Restricted Stock Units—Restricted stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the Award agreement we shall deliver to the holder of the restricted stock unit, unrestricted shares of our common stock which will be freely transferable. The Committee will specify the vesting requirements in each Award agreement. The vesting of restricted stock units may be accelerated in the event of a change in control, death or disability.

        Dividend Equivalents—Dividend equivalents represent the value of the dividends per share we pay, calculated with reference to the number of shares covered by an Award (other than a dividend equivalent award) held by the Participant. These may be paid in cash or stock. Dividend Equivalents paid in cash do not count against the share and award limits under the Plan.

        Performance Awards—Performance awards are denominated in cash or shares of our common stock and are linked to satisfaction of performance criteria established by the Committee. If the Committee determines that the Award is intended to meet the requirements of "qualified performance based compensation" and therefore be deductible under Section 162(m) of the Code, then the performance criteria which the Award will be based shall be with reference to any one or more of the following:

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  net earnings (either before or after interest, taxes, depreciation and amortization),

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  economic value-added (as determined by the Committee),

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  gross or net sales or revenue,

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  net income (either before or after taxes),

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  adjusted net income,

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  operating earnings,

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  cash flow (including, but not limited to, operating cash flow and free cash flow),

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  return on capital,

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  return on assets,

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  return on stockholders' equity,

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  total stockholder return,

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  return on sales,

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  gross or net profit or operating margin,

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  costs,

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  funds from operations,

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  expenses,

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  productivity,

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  return on net assets,

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  operating efficiency,

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  customer satisfaction,

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  working capital,

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  earnings per share,

  •
  adjusted earnings per share,

  •
  implementation or completion of critical projects,

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  cash flow return on capital,

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  price per share of common stock, and

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  market share

any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

        Stock Payments—Payments to Participants of bonuses or other compensation may be made under the Plan in the form our common stock.

        Deferred Stock—Deferred stock typically is awarded without payment of consideration and is subject to vesting conditions, including satisfaction of performance criteria. Like restricted stock, deferred stock may not be sold, or otherwise transferred until the vesting conditions are removed or expire. Unlike restricted stock, deferred stock is not actually issued until the deferred stock award has vested. Recipients of deferred stock also will have no voting or dividend rights prior to the time when the vesting conditions are met and the deferred stock is delivered.

Changes in Control

        In connection with a change in control, unless, all options, restricted stock and SARs are assumed or converted in the transaction, the Committee may cause each such Award to become fully vested and exercisable and all forfeiture restrictions on such Awards shall lapse. In addition, all restricted stock units, deferred stock and performance stock may become deliverable.

Adjustments upon Certain Events

        In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of company assets to stockholders, or other similar changes affecting the shares or share price of company stock, the Committee shall make equitable adjustments to reflect changes with respect to (i) the terms and conditions of any outstanding Awards (ii) the number and kind of shares subject to an Award, (iii) the aggregate number and kind of shares that may be issued under the Plan, and (iv) the grant or exercise price per share for any outstanding Awards. In addition, upon such events the Committee may provide for (i) the termination of any Awards in exchange for cash equal to the amount the holder would otherwise be entitled if they had exercised the Award, (ii) the full vesting, exercisability or payment of any Award, (iii) the assumption of such Award by any successor, (iv) the replacement of such Award with other rights or property, (v) the adjustment of the number and type of shares and/or the terms and conditions of the Awards which may be granted in the future, or (vi) that Awards cannot vest, be exercised or become payable after such event.

Awards Not Transferable

        Generally the Awards may not be pledged, assigned or otherwise transferred other than by will or by laws of descent and distribution. The Committee may allow Awards other than ISOs to be transferred for estate or tax planning purposes to members of the holder's family, charitable institutions or trusts for the benefit of family members.

Miscellaneous

        As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions on any Award, the Company requires Participants to discharge all applicable withholding tax obligations. Shares held by or to be issued to a Participant may also be used to discharge tax withholding obligations, subject to the discretion of the Committee to disapprove of such use.

        The Plan will expire and no further Awards may be granted after the tenth anniversary.

Federal Income Tax Consequences

        The tax consequences of the Plan under current federal law are summarized in the following discussion. This discussion is limited to the general tax principles applicable to the Plan, and is intended for general information only. State and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

        Nonqualified Stock Options.    For federal income tax purposes, an optionee generally will not recognize taxable income at the time a non-qualified stock option is granted under the Plan. The optionee will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of a non-qualified stock option. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the non-qualified stock option, and any subsequent gain or loss will generally be taxable as capital gain or loss.

        Incentive Stock Options.    An optionee generally will not recognize taxable income either at the time an incentive stock option is granted or when it is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" to the optionee for purposes of alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares acquired upon exercise of an incentive stock option, the optionee will recognize taxable income. If shares acquired upon the exercise of an incentive stock option are held for the longer of two years from the date of grant or one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition will be treated as a long-term capital gain or loss, and the company will not be entitled to any deduction. If this holding period is not met and the stock is sold for a gain, then the difference between the option price and the fair market value of the stock on the date of exercise will be taxed as ordinary income and any gain over that will be eligible for long or short term capital gain treatment. If the holding period is not met and the shares are disposed of for less than the fair market value on the date of exercise, then the amount of ordinary income is limited to the excess, if any, of the amount realized over the exercise price paid. The Company generally will be entitled to a deduction in the amount of any ordinary income recognized by the optionee.

        Stock Appreciation Rights.    No taxable income is generally recognized upon the receipt of an SAR. Upon exercise of an SAR, the cash or the fair market value of the shares received generally will be taxable as ordinary income in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

        Restricted Stock.    A Participant to whom restricted stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless an election is made by the Participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the Participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares on the date such restrictions lapse over the purchase price thereof. If an election is made under Section 83(b) of the Code, then the Participant generally will recognize ordinary income on the date of issuance equal to the excess, if any, of the fair market value of the shares on that date over the purchase price therefor and the Company will be entitled to a deduction for the same amount.

        Restricted Stock Unit.    A Participant will generally not recognize taxable income upon the grant of a restricted stock unit. However, when the shares are delivered to the Participant, then the value of such shares at that time will be taxable to the Participant as ordinary income. Generally the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the Participant.

        Performance Awards.    A Participant who has been granted a performance award (either performance unit or stock) generally will not recognize taxable income at the time of grant, and the company will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares, the Participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

        Section 162(m) Limitation.    In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Restricted stock, restricted stock units and performance unit/share Awards granted under the Plan may qualify as "qualified performance-based compensation" for purposes of Section 162(m) if such awards are granted or vest upon pre-established objective performance measures based on the performance goals described above under the section entitled "Performance Awards".

        We have attempted to structure the Plan in such a manner that the Committee can determine the terms and conditions of Awards granted thereunder in order to determine whether the remuneration attributable to such Awards will be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from taking a contrary position with respect to the Plan.

Plan Benefits

        The number of Awards that an individual Participant may receive under the Plan is in the discretion of the Committee and therefore cannot be determined in advance. However, for sake of illustration, the following table sets forth the grants that were made to our named executive officers (other than Mr. Byrnes who is no longer employed), other executives, non-employee directors and non-executive officers as a group in 2013:

Name or Position	Options(#)	Restricted Stock Units(#)
Richard F. Dauch	—	222,750	(1)
Gregory A. Risch	—	36,000	(1)
David G. Adams	—	42,750	(1)
Scott D. Hazlett	—	51,004	(1)
Executive Group	—	504,006	(1)
Non-Executive Director Group	—	117,580	(2)
Non-Executive Officer Employee Group	—	452,948	(1)

(1)
Amount listed includes and equal split of time-vesting restricted stock units (RSUs) and performance-vesting restricted stock units (or PSUs). Subject to continued service, the RSUs vest in a back-end loaded fashion with twenty percent (20%) vesting in each of the first three years after the grant date and the final forty percent (40%) vesting in the fourth year after the grant date. Subject to continued service, the PSUs will vest in 2016, if at all, depending on the attainment of a return on assets target covering fiscal years 2013 through 2015. PSUs listed are at the Target performance level.

(2)
Includes 88,854 RSUs granted as annual non-employee director awards, which vest in the year after the grant date subject to continued service, and 28,726 RSUs granted as initial awards to new non-employee directors that joined our Board in 2013, which vest in the fourth year after the grant date subject to continued service.

  Equity Compensation Plans

        The following table provides certain information as of December 31, 2013 about our common stock that may be issued upon under our existing equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,448,515	$6.87	1,836,247
Equity compensation plans not approved by security holders	7,246	$13.00	—

Board Recommendation and Vote Required for Approval:

        Approval of the Accuride Corporation Second Amended and Restated 2010 Incentive Award Plan requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ACCURIDE CORPORATION SECOND AMENDED AND RESTATED 2010 INCENTIVE AWARD PLAN.

 PROPOSAL No. FIVE

APPROVAL OF THE
ADVISORY RESOLUTION ON THE COMPANY'S EXECUTIVE COMPENSATION

        We are asking our stockholders to approve on an advisory basis the 2013 compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables, and the accompanying narrative disclosure, set forth in this proxy statement (commonly referred to as "Say-on-Pay"). While this vote is advisory, and not binding on our company, it will provide information to our Compensation Committee and management regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will consider when evaluating compensation for the remainder of 2014 and determining executive compensation for future years. We are providing this advisory vote as required pursuant to Section 14A of the Exchange Act. In accordance with the results of the 2011 stockholder advisory vote regarding the frequency of the advisory vote on the Company's executive compensation, this advisory vote will be presented on an annual basis unless otherwise disclosed. Following this year's advisory vote, the next scheduled advisory vote will take place at the 2015 Annual Meeting.

        As described more fully in the Compensation Discussion and Analysis portion of this proxy, our executive compensation program has been designed to attract, motivate and retain individuals with the skills needed to formulate, implement and execute strategy to further the creation of stockholder value. Our core compensation principles are designed to align management's interests with our stockholders' interests to support long-term value creation and pay for performance. Our Compensation Committee annually evaluates our compensation programs, with input from its independent compensation consultant and with emphasis on pay for performance, to identify potential changes to focus management on improving the business and using assets efficiently to help create real returns for our shareholders.

        In designing our 2013 compensation program, our Compensation Committee engaged AonHewitt to provide information and recommendations on competitive practices for incentive program design. Our 2013 compensation program sought to align executive compensation with both short-term and long-term goals, through market competitive base salaries, an annual cash incentive program and a long term equity incentive program.

        Our Compensation Committee established our 2013 annual cash incentive program to closely align management goals with those of the Company's stockholders. In doing so, the Compensation Committee selected pre-tax income/loss as the sole performance metric under the AICP in order to focus management on driving real returns to stockholders and to eliminate distortions that may be created by taxes. The Company's 2013 financial performance did not satisfy the minimum AICP threshold performance trigger, and as a result there was no payout under the 2013 annual cash incentive program.

        In 2013, the Compensation Committee modified the structure of the long-term incentive award program to further enhance the performance orientation of the awards by replacing stock options as one component of the award with performance stock units (PSUs). The Compensation Committee allocated fifty percent (50%) of the total target award value to full value restricted stock units (RSUs) with a back-end weighted four-year vesting schedule (down from seventy five percent (75%) the year before) and fifty percent (50%) to PSU's with vesting tied to actual performance against pre-established return on asset goals over a three year performance period.

        We believe our executive compensation programs are appropriately designed and that our Board is engaged and making compensation decisions that (i) align management interests with those of our stockholders to support long-term value creation, (ii) award pay for performance and (iii) reflect company-unique circumstances, along with general economic and industry conditions. Accordingly, the Board recommends that our stockholders vote in favor of the following advisory resolution:

  RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the Company's named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this proxy statement.

        Because the vote is advisory, it will not be binding upon the Board or the Compensation Committee. The Compensation Committee, however, will consider the vote outcome in determining future compensation policies.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION.

 OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on its review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with during the fiscal year ended December 31, 2013.

Share Ownership by Principal Stockholders and Management

        The following table sets forth, based on information we have as of March 18, 2014, the beneficial ownership of our common stock by:

  •
  all persons known to us to be the beneficial owners of more than 5% of our common stock;

  •
  each of the Named Executive Officers, other than Mr. Byrnes, who is no longer employed by the Company;

  •
  each current director; and

  •
  all directors and executive officers as a group.

As of March 18, 2014, there were 47,702,743 shares of common stock issued and outstanding.

        Unless otherwise indicated, each of the holders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable. Percentage of ownership is based on 47,702,743 shares of common stock outstanding on March 18, 2014. In addition, if applicable, shares of common stock underlying our restricted stock units, which currently vest within 60 days, are deemed outstanding for computing the percentage of the person holding such equity awards, but are not deemed outstanding for computing the percentage of any other person or group.

The address for individuals for whom an address is not otherwise indicated is c/o Accuride Corporation, 7140 Office Circle, Evansville, IN 47715.

	Shares of Common Stock Beneficially Owned	Approximate % of Common Stock Beneficially Owned(1)
5% Holders:
Entities affiliated with Cetus Capital, LLC(2)	8,638,234	18.1%
8 Sounds Shore Drive, Suite 303
Greenwich, CT 06830
Entities affiliated with Coliseum Capital Management, LLC(3)	8,222,133	17.2%
Metro Center, 1 Station Place
1 Station Place, 7th Floor South
Stamford, CT 06902
Entities affiliated with Rutabaga Capital Management LLC(4)	2,499,988	5.2%
64 Broad Street, 3rd Floor
Boston, MA 02109
Entities advised by Sankaty Advisors, LLC(5)	3,967,685	8.3%
c/o John Hancock Tower
200 Clarendon St.
Boston, MA 02116
Directors, Director Nominees & Named Executive Officers:
Robin J. Adams	28,427	*
Keith E. Busse	41,835	*
Richard F. Dauch(6)	198,990	*
Robert E. Davis(7)	8,724,599	18.1%
Lewis M. Kling	19,712	*
John W. Risner(8)	61,335	*
James R. Rulseh	8,427	*
David G. Adams(9)	20,853	*
Scott D. Hazlett(10)	15,735	*
Gregory A. Risch(11)	23,490	*
All current directors and executive officers as a group (12 persons)(12)	549,482	1.1%

*
Less than 1%

(1)
The beneficial ownership percentages in this table have been calculated in accordance with Rule 13d-3(c) of the Exchange. Under Rule 13d-3(c), shares of common stock that are not outstanding, but that are issuable upon vesting of restricted stock units, have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares of common stock owned by each person in the table, and are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock beneficially owned by any other person in the table.

(2)
Based on the Schedule 13D/A jointly filed on December 5, 2013 by Cetus Capital, LLC ("Cetus"), Cetus Capital II, LLC ("Cetus II"), Littlejohn Associates III, L.L.C. ("Littlejohn Associates III"), Littlejohn Associates IV, L.L.C. ("Littlejohn Associates IV"), and Littlejohn Opportunities GP LLC ("Littlejohn Opportunities GP"), all Delaware limited liability companies; Littlejohn Fund III, L.P. ("Littlejohn Fund III") and Littlejohn Fund IV, L.P. ("Littlejohn Fund IV"), both Delaware limited partnerships; Littlejohn Opportunities Master Fund LP, a Cayman Islands limited partnership ("Littlejohn Opportunities"); SG Distressed Fund, LP, a

  Delaware limited partnership ("SG Distressed Fund"); Robert E. Davis; and Richard E. Maybaum. Each of Cetus, Littlejohn Fund III and Littlejohn Associates III has the sole power to vote and sole power to dispose of 2,742,223 shares. Each of Cetus II, Littlejohn Fund IV and Littlejohn Associates IV has the shared power to vote and shared power to dispose of 4,159,472 shares of common stock. Littlejohn Opportunities has the sole power to vote and sole power to dispose of 1,143,680 shares of common stock. Littlejohn Opportunities GP has the sole power to vote and sole power to dispose of 1,653,524 shares of common stock. SG Distressed Fund has the sole power to vote and sole power to dispose of 509,844 shares of common stock. Robert E. Davis has the sole power to vote and the sole power to dispose of 86,365 shares of common stock. Richard E. Maybaum has the sole power to vote and the sole power to dispose of 8,650 shares of common stock. Littlejohn Associates III, the general partner of Littlejohn Fund III, the sole member of Cetus, may be deemed the beneficial owners of the shares held by Cetus. Littlejohn Associates IV, the general partner of Littlejohn Fund IV, the sole member of Cetus II, may be deemed the beneficial owners of the shares held by Cetus II. Littlejohn Opportunities GP, the general partner of Littlejohn Opportunities, may be deemed the beneficial owners the shares held by Littlejohn Opportunities. Certain principals of Littlejohn Associates III, Littlejohn Associates IV and Littlejohn Opportunities GP jointly control Littlejohn Associates III, Littlejohn Associates IV and Littlejohn Opportunities GP. Each of Cetus, Cetus II, Littlejohn Associates III, Littlejohn Associates IV, Littlejohn Opportunities GP, Littlejohn Fund III, Littlejohn Fund IV, Littlejohn Opportunities, SG Distressed Fund, Robert E. Davis and Richard E. Maybaum disclaim beneficial ownership of these securities except to the extent of its or his pecuniary interest therein, and the inclusion of these shares shall not be deemed an admission of beneficial ownership for any purpose.

(3)
Based on the Schedule 13G/A jointly filed on February 14, 2014 by Coliseum Capital Management, LLC, a Delaware limited liability company ("CCM"), Coliseum Capital, LLC, a Delaware limited liability company ("CC"), Coliseum Capital Partners, L.P., a Delaware limited partnership ("CCP"), Coliseum Capital Partners II, L.P., a Delaware limited partnership ("CCP2"), Blackwell Partners, LLC, a Georgia limited liability company ("Blackwell"), Adam Gray and Christopher Shackelton. CCP is the record owner of 4,673,537 shares of common stock, CCP2 is the record owner of 1,397,265 shares of common stock and Blackwell is the record owner of 2,151,331 shares of common stock. Adam Gray and Christopher Shackelton are listed as Managers of one or more of the reporting entities.

(4)
Based on the Schedule 13F filed with the SEC on February 13, 2014 by Rutabaga Capital Management LLC.

(5)
Based on the Schedule 13D/A jointly filed with the SEC on July 19, 2013, (i) Sankaty Credit Opportunities Grantor Trust is a Delaware trust ("Grantor Trust"), whose general partner is Sankaty Credit Opportunities, L.P., a Delaware limited partnership, ("SCO"), whose general partner is Sankaty Credit Opportunities Investors, LLC, a Delaware limited liability company, ("SCOI"), whose managing member is Sankaty Credit Member, LLC, a Delaware limited liability company ("SCM"), (ii) Sankaty Drawbridge Opportunities, L.P. is a Cayman Islands exempted limited partnership ("SDO") whose managing member is Sankaty Credit Member II, Ltd., a Cayman Islands incorporated company ("SCM II") and (iii) Prospect Harbor Credit Partners, L.P., is a Delaware limited partnership ("PRO") whose sole general partner is Prospect Harbor Investors, LLC, a Delaware limited liability company, whose managing member is SCM. Jonathan Lavine is the managing member of SCM which is (a) the managing member of Sankaty Credit Opportunities Investors II, LLC, which is the sole general partner of Sankaty Credit Opportunities II, L.P., which we refer to as "COPs II", (b) the managing member of Sankaty Credit Opportunities Investors III, LLC, which is the sole general partner of Sankaty Credit Opportunities III, L.P., which we refer to as "COPs III"; and (c) the managing member of Sankaty

  Credit Opportunities Investors IV, LLC, which is the sole general partner of Sankaty Credit Opportunities IV, LP, which we refer to as "COPs IV." Mr. Lavine is the sole director of Sankaty Credit Member (Offshore), Ltd., which is the sole general partner of Sankaty Credit Opportunities Investors (Offshore) IV, L.P., which we refer to as "SCOIO IV," which is the sole general partner of Sankaty Credit Opportunities (Offshore Master) IV, L.P., which we refer to as "COPs IV Offshore." By virtue of these relationships, Mr. Lavine may be deemed to share voting and dispositive power with respect to the shares of common stock held by COPs II, COPs III, COPs IV and COPs IV Offshore. Mr. Lavine and each of the entities noted above disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. The number of shares of common stock above includes: 499,899 shares of common stock held by SDO; 403,153 shares of common stock held by COPs IV Offshore; 2,761,985 shares of common stock held by COPs III; and 302,648 shares of common stock held by COPs IV.

(6)
Mr. Dauch's beneficial ownership includes 40,432 shares of common stock held indirectly in the name of the Richard F. Dauch Revocable Trust and 10,000 shares of common stock held by his spouse. Mr. Dauch's beneficial ownership also includes 14,644 shares that vested on May 18, 2012 and 8,955 shares that vested on May 18, 2013, but were deferred indefinitely pursuant to the provisions of the award agreement relating to Section 162(m) of the tax code. Mr. Dauch's beneficial ownership also includes (i) 32,998 shares issuable pursuant to an option to exercisable at $8.00 per share and 14,859 restricted stock units that vest on May 18, 2014, subject to continued service with the Company.

(7)
Mr. Davis' beneficial ownership includes 86,365 shares of common stock, which Mr. Davis has the sole power to vote and the sole power to dispose of. All other shares of common stock indicated as owned by Mr. Davis are included because of his affiliation with the Cetus Capital and Littlejohn entities identified in Note 2 above. Mr. Davis disclaims beneficial ownership of all shares owned by such Cetus Capital and Littlejohn entities except to the extent of any indirect pecuniary interest therein.

(8)
Mr. Risner's beneficial ownership includes 1,000 shares of common stock held indirectly in the name of the Daniel W. Risner 2004 Trust and 1,000 shares of common stock held indirectly in the name of the Nicholas J. Risner 2004 Trust.

(9)
Mr. Adams' beneficial ownership includes 2,882 shares issuable pursuant to a restricted stock unit award that vests on May 18, 2014, subject to continued service with the Company, and 6,839 shares issuable pursuant to an option to purchase exercisable at $8.00 per share.

(10)
Mr. Hazlett's beneficial ownership includes 7,199 shares issuable pursuant to an option to purchase exercisable at $8.00 per share.

(11)
Mr. Risch's beneficial ownership includes 1,801 shares issuable pursuant to restricted stock unit awards that vest on May 18, 2014, subject to continued service with the Company, and 5,159 shares issuable pursuant to an option to purchase exercisable at $8.00 per share.

(12)
Includes shares of Common Stock issuable upon the exercise of fully exercisable options and the vesting of restricted stock units within the next sixty days. The total number of shares listed does not double count the shares that may be beneficially attributable to more than one person. The total number of shares listed excludes the 8,638,234 shares held by entities affiliated with Cetus Capital, LLC, which may be attributable to Mr. Davis due to his affiliation with the Cetus Capital and Littlejohn entities identified in Note 2 above. Mr. Davis disclaims beneficial ownership of all shares owned by such Cetus Capital and Littlejohn entities except to the extent of any indirect pecuniary interest therein.

 EXECUTIVE OFFICERS

        Set forth below is information concerning our executive officers as of March 18, 2014. Information regarding our directors is set forth in "Proposal No. One—Election of Directors" presented earlier in this proxy statement.

Name	Age	Position(s)
Richard F. Dauch	53	President and Chief Executive Officer
David G. Adams	64	President—Brillion Iron Works
Mary E. Blair	51	Senior Vice President/Supply Chain Management
Scott D. Hazlett	58	Senior Vice President/Operations Accuride
Stephen A. Martin	44	Senior Vice President/General Counsel & HR and Corporate Secretary
Gregory A. Risch	42	Senior Vice President/Chief Financial Officer

        The principal occupations and positions for at least the past five years of the executive officers named above are as follows:

        Richard F. Dauch.    Please see Mr. Dauch's biography set forth in "Election of Directors," presented above.

        David G. Adams has served as President of Brillion Iron Works since August 2013 and has served as the Company's Senior Vice President/Chief Technology Officer and Brillion from November 2011 to August 2013 and Senior Vice President/Chief Technology Officer from April 2011 to November 2011. Prior to joining Accuride, Mr. Adams served as President, Chief Executive Officer and board member for Horton Holding Inc., a truck component manufacturer, from December 2007 to June 2010 and held various executive positions at ZF Friedrichshafen AG in a joint venture between Ford Motor Co. and ZF; including President, Chief Executive Officer and board member for ZF Batavia LLC in Cincinnati, Ohio from 1999 to 2003. Mr. Adams also served in various executive positions at Volvo Construction Equipment, CDI Transportation/Modern Engineering, Rockwell International, Sheller-Globe Corporation, and Chrysler Corporation, where he attended the Chrysler Institute of Engineering. Mr. Adams holds a B.S. degree in Aerospace Engineering from the University of Michigan, an M.S. degree in Mechanical Engineering from the University of Michigan and an M.B.A. from Michigan State University and also attended Dartmouth College.

        Mary E. Blair is the Senior Vice President of Supply Chain and has been in this role since October 2011. Ms. Blair is responsible for managing Accuride's global supply chain initiatives and leads a team of seven disciplines. Previously, Ms. Blair was Vice President of Global Procurement at United Components, Inc. from 2008 until joining Accuride in 2011. Prior to UCI, Ms. Blair served as Director-Global Sourcing for International Truck and Engine Corporation (Navistar) from 2006 to 2008. From 1984 to 2006, Ms. Blair had a distinguished career with General Motors Corporation. For GM, she served in various leadership roles in Worldwide Purchasing and Supply Chain, including most recently as Global Director-Chemical Commodities. Ms. Blair also was named Professional Fellow for her advancement in technical expertise within the chemical commodity area. Ms. Blair is a graduate of Ferris State University in Michigan and earned an M.B.A. from Central Michigan University. She is currently pursuing her Ph.D. from Capella University in Business, specializing in global leadership. Ms. Blair serves on the board of directors of the University of Evansville-Institute of Global Enterprise.

        Scott D. Hazlett has served as the Company's Senior Vice President/Operations, where he leads the Company's wheels and Gunite business units, since September 2012 and as Senior Vice President/General Manager of Accuride Wheels from September 2011 through September 2012. Prior to joining the Company, from April 2006 to March 2011, Mr. Hazlett served as President and CEO with MachineryLink, Inc. From October 2005 to April 2006, Mr. Hazlett was a Partner with Conway, Mackenzie & Dunleavy, an industrial turnaround and restructuring firm. From August 2001 to

April 2005, he served as Group President of Tri-Mas Corporation's Cequent Unit, a market leader in transportation accessories, cargo management and weight distribution products for the auto, recreational vehicle and light-duty trailer segments. Prior to his tenure at Tri-Mas, commencing in July 1995, Mr. Hazlett was with Case Corporation and CNH Global, where he assumed successive senior management roles, inclusive of Vice President and General Manager of Case Corporation's North American aftermarket business, and later, Senior Vice President and General Manager of CHN's global agricultural aftermarket businesses. He began his industrial career at James River Corporation in February 1991. Mr. Hazlett's corporate career was preceded by his ten years of service with the U.S. Army as a field artillery officer. Mr. Hazlett holds a B.S. in Industrial Management from the United States Military Academy at West Point, an M.B.A. from Long Island University and a Master of Education from Auburn University. Mr. Hazlett also completed the University of Virginia's Darden School of Business Executive Management Program.

        Stephen A. Martin has served as the Company's Senior Vice President/General Counsel and Human Resources and as Corporate Secretary since August 2013. Prior to that, he served as the Company's Senior Vice President/General Counsel and Corporate Secretary from August 2010 to August 2013 and as the Vice President/General Counsel and Corporate Secretary since March 2008. Mr. Martin previously served in various roles of increasing responsibility in the Company's legal department since joining the Company in December 2005. Mr. Martin served as an officer of Accuride during its Chapter 11 restructuring. Prior to joining Accuride, Mr. Martin was an attorney at Latham & Watkins LLP from January 2002 through October 2005. Prior to attending law school, Mr. Martin served as an officer in the U.S. Air Force for over six years. Mr. Martin received a B.S.E.E. from the University of Miami, an M.S.E.E. from the University of Southern California and a J.D. from Duke University School of Law.

        Gregory A. Risch has served as the Company's Senior Vice President/Chief Financial Officer since December 2013. Mr. Risch previously served as Vice President/Chief Financial Officer from March 2012 to December 2013, Vice President/Interim Chief Financial Officer from October 2011 through February 2012, Vice President/Chief Accounting Officer from January 2010 through September 2011 and in various other capacities over the last 16 years, including as Director of Financial Planning and Reporting from January 2008 through December 2009, Assistant Controller from May 2005 to December 2007, Plant Controller from August 2001 through April 2005, General Accounting Manager from April 1999 through July 2001, and Accountant/Analyst from August 1994 through March 1999. Mr. Risch served as an officer of Accuride during its Chapter 11 restructuring. Mr. Risch received a B.A. degree from Kentucky Wesleyan College.

 EXECUTIVE OFFICER COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Compensation Discussion and Analysis

        The following discussion and analysis of compensation arrangements of our Named Executive Officers ("NEOs") for 2013 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

        In 2013, our NEOs were, as follows:

Richard F. Dauch	President and Chief Executive Officer
Gregory A. Risch	Senior Vice President/Chief Financial Officer
David G. Adams	President/Brillion Iron Works
Charles M. Byrnes, Jr.	Senior Vice President/Sales & Marketing
Scott D. Hazlett	Senior Vice President/Operations Accuride

Mr. Byrnes' position was eliminated and he left the Company in January 2014.

Executive Summary

        Our Compensation and Human Resources Committee ("Compensation Committee"), with input from its independent compensation consultants, annually reviews the Company's compensation programs and evaluates ways to align management with stockholder interests and to evolve toward programs that increasingly emphasize pay for performance. Toward those goals, for 2013 the Compensation Committee:

  •
  Restructured the 2013 long-term equity incentive program awards to increase pay for performance by (i) de-emphasizing the use of full value restricted stock units (RSUs), (ii) replacing stock options with performance vesting stock units (PSUs) and (iii) allocating fifty percent (50%) of the target award value to PSUs (an increase from the twenty-five percent (25%) of award value that was allocated to stock options in 2012);

  •
  Structured the PSU awards with a three-year Return on Assets performance goal (defined as pre-tax income divided by average total assets);

  •
  Continued the four-year back-end weighted service vesting for RSU awards under our long-term equity incentive program to enhance the retention aspect of such awards;

  •
  Simplified the performance metric structure of the annual cash incentive program by selecting pre-tax income/loss as the sole performance metric, focusing management on achieving improved net earnings while reducing the impact of any unusual tax effects; and

  •
  Structured the annual cash incentive program to include fifty percent (50%) of any incentive earned by our senior executives (including our NEOs) to be paid in equity with a one-year vesting period, with the intent to help increase management's ownership stake in the company, to serve as a retention device, and to conserve cash.

These changes, in addition to past actions disclosed in previous proxy statements, further align management with stockholder interest and increased emphasis on pay for performance.

        In summary, our Compensation Committee has been working to evolve our executive compensation structure to increasingly focus on the principals of "pay for performance" while still being mindful of the Company's past compensation practices and company-specific facts and circumstances. The Compensation Committee intends to continue to consider and, when appropriate, implement changes that will be designed to incent management to deliver improved business results. The Compensation Committee remains committed to structuring our executive compensation programs to require achievement of key strategic and financial objectives, reward superior results and align management's interests with those of the Company's stockholders.

Compensation Objectives

        Our objectives in establishing compensation for executive officers, including our NEOs, are as follows:

  •
  Attract and retain individuals of superior ability and leadership talent;

  •
  Ensure senior officer compensation is aligned with our corporate strategies, business objectives and the long-term interests of our stockholders;

  •
  Increase the incentive to achieve key strategic and superior financial performance measures by linking incentive award opportunities to the achievement of performance goals in these areas; and

  •
  Enhance the officers' incentive to increase our stock price and maximize stockholder value by providing compensation opportunities in the form of equity.

        Our compensation program has historically consisted of a fixed base salary, an annual performance-based cash incentive program and a long-term incentive program ("LTIP"), which was adjusted in 2013 to include equity awards that vest based upon achieving pre-determined metrics in addition to the service-based RSUs that were used since our emergence from bankruptcy proceedings in 2010. Accordingly, our senior executive management team members have had a substantial portion of their potential compensation tied to performance- and incentive-based programs based on the financial performance of the Company. This mix of compensation is intended to ensure that total compensation reflects our overall success or failure and to motivate executive officers to meet appropriate performance measures. Total compensation is allocated between cash and equity compensation based on competitive market practice and our desire to balance short-term financial and operating performance achievements with long-term value creation.

Determination of Compensation and Awards

        The Compensation Committee has the primary authority to review and determine the compensation paid to the Company's executive officers. The Compensation Committee has, from time to time, retained the services of a compensation consultant to assist it in determining the key elements of our compensation programs, as well as analyzing key executive management compensation relative to comparable companies. In structuring the Company's 2013 compensation program, the Compensation Committee considered data and advice provided by AonHewitt, its independent compensation consultant since August 2012. The Compensation Committee will periodically review current market compensation data and request various analyses related thereto so that it may keep informed about compensation levels, emerging compensation design practices, as well as competitive trends and issues. In addition to compensation consulting fees, AonHewitt earned fees in 2013 from the Company by assisting with various human resources matters, including benefit and pension plan testing and actuarial analyses. In 2013, AonHewitt was paid approximately $102,000 in fees and expenses for providing compensation consulting services to our Compensation Committee. Separate and apart from its role as compensation consultant, AonHewitt also provides other services to the Company, which (after accounting for reimbursements from Mass Mutual, the Company's 401(k) and pension plan administrator) resulted in payments from the Company of approximately $503,000. The Committee reviewed the factors for consultant independence provided by the SEC and NYSE including the amount of the other services as a percentage of AonHewitt's revenue. Based on this review, the Compensation Committee was satisfied that AonHewitt would provide independent advice regarding executive compensation matters.

        The Compensation committee also seeks the advice of Mr. Dauch with respect to the performance and compensation of the other NEOs.

Impact of Advisory Vote Approving Executive Compensation

        At our 2013 annual meeting, we held our third Say on Pay vote, affording stockholders the opportunity to cast an advisory vote on the compensation programs for our NEOs. The result of this advisory vote indicated stockholder approval of the compensation paid to our NEOs, which was consistent with the results of the preceding two Say on Pay votes. The Compensation Committee believes that the results of 2013 and preceding votes thereby affirm stockholder support of the Company's approach and philosophy toward executive compensation. The Compensation Committee will continue to consider the outcome of future Say on Pay votes when making future compensation decisions for our NEOs.

Compensation Benchmarking and Peer Group

        As part of its overall philosophy in creating competitive compensation structures that will attract and retain qualified management personnel, the Compensation Committee, with the assistance of its independent compensation consultant, from time-to-time compares base salary structures and annual and long term incentive compensation to our market sector and industry peers. In 2013, the Compensation Committee elected to revise the peer group used for such comparisons in conjunction with its efforts to establish long-term performance vesting targets for use in the Company's long-term equity incentive program. Based upon feedback received from both the Compensation Committee and management, AonHewitt compiled a recommended peer group for Accuride, which was subsequently adopted by the Compensation Committee. The peer group now consists of the following ten companies that the Compensation Committee believes are reasonably similar to Accuride in size, industry, business operation, and competitive landscape:

Commercial Vehicle Group, Inc.	Iochpe-Maxion S.A.	Meritor, Inc.
Modine Manufacturing Company	Remy International, Inc.	Shiloh Industries, Inc.
Stoneridge, Inc. Tower International, Inc.	Superior Industries International, Inc.	Titan International, Inc.

        We typically target the aggregate value of our total compensation, as well as individual components of our compensation structure, at approximately the median level of market consensus compensation (based upon peer group data) for most executive officer positions. However, we strongly believe in developing and promoting, where appropriate, internal management talent and in retaining the best talent among our senior executive management team. To retain and motivate these key individuals, the Compensation Committee may determine that it is in our best interests to negotiate total compensation packages with senior executive management that may deviate (in whole or in part) from the general principle of targeting total compensation at the median level of market consensus compensation. Equity grant guidelines have historically been set by job level, using market survey data and current guidelines to determine the appropriate annual grant levels for the upcoming year. While target compensation is generally set near the market median, actual compensation delivered to executives may vary above or below market median depending on actual results as compared to performance goals established under our incentive programs.

Base Compensation

        An NEO's base salary is based on his or her performance as well as comparable compensation of similar executives in compensation surveys and our peer group. The Compensation Committee reviews base salary annually and may consider data from compensation research using survey data as well as actual salaries reported in the proxy statements of peer group companies, and reserves the right to periodically adjust executive base salaries taking into consideration such factors as the individual's performance, the competitive market data and other factors as deemed appropriate in its discretion. Based on Mr. Dauch's assessment of Mr. Risch and his recommendation, the Compensation Committee approved an increase in Mr. Risch's base salary by approximately four percent (4%), effective April 1, 2013. Otherwise 2013 base salaries remained consistent for all other NEOs.

Performance-Based Compensation

        Historically, our compensation programs have been structured to reward executive officers based on our performance and the Compensation Committee's assessment of the individual executive's contribution to that performance. This allows executive officers to receive incentive compensation in the event certain specified corporate performance measures are achieved. In determining the compensation awarded to each NEO based on performance, the Compensation Committee has historically evaluated corporate performance and an executive's performance in a number of areas.

Annual Performance-Based Incentive Cash Compensation ("AICP")

        Our AICP has historically been a cash-based annual performance incentive program. The Compensation Committee, with input from the senior executive team, establishes annual performance goals for the AICP program based in part on our past performance, expected industry trends, our projected revenue and earnings budgets for the plan year, and the Compensation Committee's desire to motivate the achievement of financial goals that show significant performance improvement.

        The Compensation Committee has been working to evolve the AICP toward an increasing emphasis on pay for performance and toward metrics that are more in line with driving long-term value for investors. Prior to 2011, we historically included Adjusted EBITDA, as defined in our credit agreements, and free cash flow ("FCF"), which was defined as cash from operations less capital expenditures, of the Company as performance goals for determining AICP payments. For the 2011 performance period, the Compensation Committee added Return on Assets and Net Income metrics to the historically used Adjusted EBITDA and FCF metrics, set threshold targets for each that had to be satisfied before an AICP payment could be earned and then used Adjusted EBITDA performance above the threshold as the determining factor in the size of the AICP payment. For the 2012 performance period, the Compensation Committee discontinued the use of Adjusted EBITDA as a performance metric under the AICP, but otherwise followed a similar approach to that of 2011 in establishing threshold metrics for pre-tax income/loss, pre-tax return on assets (defined as pre-tax income divided by average total assets) and cash flow from operating activities (excluding capital expenditures). The Compensation Committee selected pre-tax earnings performance metrics to eliminate distortions that may be created by taxes and changed from FCF to cash flow from operating activities to eliminate the potential incentive to cut capital spending in order to achieve the threshold FCF performance target.

        For the 2013 performance period, the Compensation Committee streamlined the AICP program by eliminating the use of pre-tax return on assets and cash flow from operating activities and focusing instead on pre-tax income as the sole metric. As discussed below, the Compensation Committee did, however, incorporate the pre-tax return on asset metric as the performance metric for newly instituted PSUs. If the threshold pre-tax income/loss metric was satisfied, management would receive a bonus equivalent to fifty percent (50%) of their traditional target bonus levels. The maximum potential bonus opportunity under the 2013 AICP was one hundred percent (100%) of target, which was a reduction from a two hundred percent maximum bonus opportunity under the 2012 program.

        The AICP is designed to provide annual cash incentives that the Compensation Committee, with the assistance of its consultants, determined to be market competitive, performance-based and necessary to retain executive officers and align them with short-term Company performance. It is further designed to intensify executive officers' focus on Company financial performance, value creation and achievement of Company goals through "at risk" compensation. Subject to the discretion of the Compensation Committee provided under the AICP governing documents, no payment is earned by an NEO unless the threshold goal is achieved. There is no guaranteed minimum payout under the AICP.

        The 2013 AICP structure for our NEOs was:

Position	Threshold (% of base salary)	Maximum (% of base salary)
President/CEO	50%	100%
Senior Vice Presidents & CFO	37.5%	75%

In order to help increase management's ownership stake in the company, conserve cash, and enhance retention, the Compensation Committee modified the payout structure in 2013 such that any payments earned by senior management (including our NEOs) would be paid fifty-percent (50%) in cash and fifty-percent (50%) in equity that vested at the end of 2014.

        After adjusting to remove the Imperial Group business as if it had been sold effective on January 1, 2013, the 2013 threshold goal for payment under the AICP was a pre-tax loss of not more than $12.8 million, which was above forecasted performance in order to incent management to deliver better than expected financial results before a payment could be earned. The Company's actual pre-tax loss was $34.6 million, which was below the threshold goal, resulting in no payout to any NEOs under the 2013 AICP.

Long-Term Incentive Plan ("LTIP")

        Since we emerged from bankruptcy in 2010, the Compensation Committee has been evolving the LTIP structure to increasingly emphasize pay for performance in a measured way that is mindful of Company-unique facts and circumstances. The LTIP program used restricted stock units as the exclusive equity vehicle for LTIP awards in 2010 and 2011. In 2011, the Compensation Committee extended the vesting period to four years subject to continued service to the Company, with twenty percent of the award vesting in each of the first three years after the award and the final forty percent vesting after the fourth year, to enhance the retention aspect of the awards. In 2012, the Compensation Committee introduced stock options in order to reduce the use of full value RSUs and to enhance the "pay for performance" aspect of the LTIP awards. Under the 2012 LTIP structure, seventy-five percent (75%) of the target award value was allocated to RSUs that vested over a four-year, back-end weighted vesting schedule, and twenty-five (25%) of the target award value was allocated to stock options vesting ratably over three years, all subject to continued service with the Company.

        In 2013, the Compensation Committee replaced stock options with performance stock units (PSUs) and re-allocated the target award value to be divided equally between RSUs and PSUs. The RSU's continued to vest on the same back-end weighted vesting schedule as was used for 2012 RSU awards. The PSUs vest at the end of three years based upon management's achievement of a threshold three-year average return on assets metric, which was established by the Compensation Committee after receiving input from AonHewitt regarding return on asset performance by companies in the Company's peer group. In the event the threshold return on asset metric is not satisfied, no shares will be issued to award recipients. Stock earned under the 2013 PSU awards, if any, may range from fifty percent (50%) to one-hundred fifty percent (150%) of target, depending on average return on assets performance above the threshold metric. For this purpose, return on assets is defined as pre-tax income divided by average total assets in each of 2013, 2014 and 2015. Return on assets was selected as the performance metric to incent management to increase revenues, reduce costs and prudently manage the Company's asset base. In the event of a Change in Control, the PSUs will vest pro-rata assuming Target level performance and determined by dividing the number of full months elapsed in the performance period through the date of the Change in Control by thirty-six; provided however, the Compensation Committee may, in its sole discretion, adjust the number of vested PSUs based upon its view of the achievement of the performance goal to date immediately prior to the consummation of such Change in Control.

        For the 2013 grants, the annual target LTIP values for our NEOs were:

Richard F. Dauch	$1,113,750
Gregory A. Risch	$180,000
David G. Adams	$213,750
Charles M. Byrnes, Jr.	$198,765
Scott D. Hazlett	$255,015

The Compensation Committee recognizes that (i) share prices can move both up and down during the short term period in which long-term compensation values are under consideration and (ii) that the value to the participants will ultimately be determined by the share price at the time the shares vest. In order to provide a fair and consistent award value for 2013, the Compensation Committee chose $5.00 per share as the price to convert approved dollar values of long-term compensation into shares.

        These long-term incentive targets, when considered in conjunction with current base salaries and short-term cash incentives under the AICP, were designed to provide a competitive total compensation opportunity for our NEOs. However, the actual value to be received by each NEO will, of course, depend upon his continued employment through the vesting period, the value of our common stock at the time the RSUs and PSUs vest, as well as the number of PSUs that may be earned based on our performance. Mr. Byrnes forfeited his 2013 LTIP awards upon his departure in January 2014.

Other Elements of Compensation and Perquisites

        NEOs are also eligible to participate in various employee benefit plans that we provide to all employees and executives in general. Through 2011, senior executive officers also received certain fringe benefits and perquisites, which were historically used to provide additional compensation to executives as a means to provide a competitive total rewards program to attract and retain executives. However, effective January 1, 2012, the Compensation Committee eliminated all executive perquisites.

Compensation Recovery Policy

        We have historically maintained a clawback policy relating to LTIP awards, which provided for forfeiture or repayment of awards if a participant violated any non-compete or non-solicitation covenants and have included this feature in all LTIP award agreements since 2011. The Compensation Committee intends to include that feature in all future LTIP awards.

Policies with Respect to Equity Compensation Awards

        Equity awards are typically made under the compensation programs discussed above at meetings of the Compensation Committee. The Compensation Committee may also make grants of equity incentive awards in its discretion, including in connection with the hiring of new executives or upon promotion. In such case the effective date of such grants may be in the future. Through 2011, the Company made annual LTIP grants at the Board meeting held in conjunction with our annual meeting of stockholders, with such date being the effective date. In 2012 and 2013, the Compensation Committee decided to make annual management LTIP grants earlier in the year to more closely coincide with the completion of annual performance reviews and the date in which annual non-employee director grants are made.

Stock Ownership Guidelines

        As a further method of aligning director and executive interest with that of the stockholder, we have established stock ownership guidelines for our directors and senior executives. Under the stock ownership guidelines, each director and senior executive officer is expected to hold Common Stock that has a fair market value of a multiple of his or her base annual cash retainer (for directors) or salary (for senior executives) within four years, in the case of directors, and five years, in the case of senior executives, from the Company's emergence from bankruptcy or his or her first grant of stock, whichever is later. These stock ownership guidelines are as follows:

Executive	Ownership Multiple
Directors	6.0 times
CEO	4.0 times
Senior VPs	2.0 times

Policy Regarding Tax Deductibility of Compensation

        Within its performance-based compensation program, the Company aims to compensate the senior executive management team in a manner that is tax effective for the Company. However, the Compensation Committee may determine that it is appropriate to pay compensation which is not deductible from time-to-time.

        On May 18, 2013, Mr. Dauch vested in 14,859 RSUs. Pursuant to the terms of the award agreement related to tax deductibility of compensation, however, 8,955 shares were deferred indefinitely.

[End of Compensation Discussion and Analysis.]

 COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

        The following is the report of the Compensation and Human Resources Committee ("Compensation Committee"). As of the beginning of 2013, the Compensation Committee was comprised of Benjamin C. Duster, IV (Chairman), Keith E. Busse, and Lewis M. Kling. Effective May 28, 2013, Robert E. Davis replaced Mr. Duster, whose service as a director ended, James R. Rulseh replaced Mr. Kling, who transitioned to the Audit Committee, and Mr. Busse continued to serve on the Compensation Committee. Accordingly, the compensation matters described in the Compensation Discussion and Analysis of this proxy statement reflect the decisions of the members of the Compensation Committee as it was comprised prior to May 28, 2013.

Review with Management

        The Compensation and Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Annual Report with management.

Conclusion

        Based on the reviews and discussions referred to above, the Compensation and Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's proxy statement for filing with SEC.

By the Members of the Compensation and Human Resources Committee
Robert E. Davis, Chairman Keith E. Busse James R. Rulseh

 COMPENSATION OF NAMED EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE—2013

        The following table summarizes the annual compensation for fiscal years 2013, 2012, and 2011 paid to or earned by our CEO, CFO, the three other most highly-compensated executive officers of the Company who were serving as executive officers at the end of fiscal year 2013.

	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(5)	Total
Richard F. Dauch	2013	$675,000	—	$922,185	—	—	—	$23,625	$1,620,810
(President & CEO)	2012	$662,500	$135,000	$773,432	$207,418	—	—	$25,282	$1,803,632
	2011	$572,917	$143,229	$2,030,579	—	—	—	$218,726	$2,965,451
Gregory A Risch	2013	$247,500	—	$149,040	—	—	$(8,681)	$8,663	$396,522
(Senior VP/ CFO)	2012	$233,750	$35,063	$120,936	$32,431	—	$13,049	$8,181	$443,410
	2011	$170,283	$21,285	$124,989	—	—	$7,691	$24,921	$349,169
David G. Adams	2013	$285,000	—	$176,985	—	—	—	$9,244	$471,229
(President—Brillion)	2012	$285,000	$42,750	$160,312	$42,989	—	—	$6,925	$537,976
Charles M. Byrnes, Jr(6)	2013	$265,020	—	$164,582	—	—	—	$9,348	$438,949
(Senior VP / Sales &	2012	$265,020	$39,753	$149,072	$39,977	—	—	$9,276	$503,098
Marketing)
Scott D. Hazlett	2013	$340,020	—	$211,157	—	—	—	$8,218	$559,395
(Senior VP / Operations	2012	$313,340	$47,001	$168,744	$45,252	—	—	$32,196	$606,533
Accuride)

(1)
For 2011 and 2012, includes discretionary cash awards approved by our Board of Directors that were paid in April 2012 and April 2013, respectively.

(2)
Stock awards reported for 2013 include time-vesting restricted stock units (RSUs) and performance-vesting performance stock units (PSUs). PSUs included in this column are reported at Threshold performance level amount. Amounts shown represent the grant date fair value of RSUs and PSUs (reported at threshold performance level) granted in the year indicated disregarding forfeitures related to vesting conditions, as computed in accordance with FASB (ASC) Topic 718, Compensation—Stock Compensation. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 10 to the Consolidated Financial Statements included in our Form 10-K for the fiscal year ending December 31, 2013. Assuming maximum performance targets are achieved for the PSU awards, the value of all Stock Awards would have been reported as:

Recipient	Maximum Stock Award Value
Richard F. Dauch	$1,380,000
Gregory A. Risch	$248,400
David G. Adams	$294,975
Charles M. Byrnes, Jr.	$274,303
Scott D. Hazlett	$351,928
(3)
Amounts shown represent the grant date fair value of options granted in the year indicated disregarding forfeitures related to vesting conditions, as computed in accordance with FASB (ASC) Topic 718, Compensation—Stock Compensation. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 10 to the Consolidated Financial Statements included in our Form 10-K for the fiscal year ending December 31, 2013.

(4)
Reflects AICP amounts earned in the year reported and subsequently paid in the first quarter of the following year. No AICP payments were earned in the 2011, 2012, or 2013 performance years.

(5)
All Other Compensation for the year ended December 31, 2013, includes payments made under our Accuride Non-Qualified Allowance Policy, payments made pursuant to our 401(k) matching program, and various gifts and awards.

	Non-Qualified Allowance Policy	401(k) Matching	Gift	Gross-up of Gift
Richard F. Dauch	$14,700	$8,925	—	—
Gregory A. Risch	—	$8,663	—	—
David G. Adams	$1,050	$8,194	—	—
Charles M. Byrnes, Jr.	$351	$8,925	$50	$22
Scott D. Hazlett	$2,976	$5,242	—	—
(6)
Mr. Byrnes' service with the Company ended in January 2014.

Narrative to Summary Compensation Table

        All other compensation for 2012 is significantly lower than in in 2011 due to the elimination of executive perquisites effective as of January 1, 2012, including financial planning fees, the executive life insurance plan, executive health care and personal excess insurance. A description of various on-going employee benefit plans and fringe benefits available to our NEOs and certain other employees is provided below.

  Equity Grants

        In 2013, the Compensation Committee evenly split the value of management LTIP grants between time vesting RSUs and performance vesting RSUs. The 2013 time vesting RSU awards vest in a back-end loaded fashion, with twenty-percent (20%) of the total award vesting in each of the first three years after the grant date and the final forty-percent (40%) of the total award vesting approximately four years after the grant date. The 2013 performance vesting RSUs (or PSUs) will vest in 2016, if at all, based upon the attainment of a return on assets target covering fiscal years 2013 through 2015. Subject to the terms of the PSU award agreements and the provisions of the Accuride Corporation Amended and Restated 2010 Incentive Award Plan, each award recipient has the opportunity to earn fifty-percent (50%) of the target number of shares if a threshold return on asset metric is attained and up to one hundred fifty percent (150%) of the target number of shares if a maximum return on asset metric is attained. The number of shares earned under the PSU award agreements will be prorated for performance results in between the threshold and maximum return on asset metrics.

        In 2012, the Compensation Committee used a mix of full-value RSUs and non-qualified stock options for the annual LTIP grants, with the RSUs vesting in the same back-end loaded fashion as described for the 2013 time vesting awards and the stock options vesting ratably over three years on each anniversary of the grant date. In 2011, the Compensation Committee made annual LTIP grants using time vesting RSUs with the same vesting schedule as described for the 2012 and 2013 RSU time vesting awards.

  Defined Contribution Plans

        We have a Section 401(k) Savings/Retirement Plan (the "401(k) Plan") which covers all of our eligible employees. Participants in the 401(k) Plan receive matching contributions in an amount equal to one dollar for every dollar they contribute on the first one percent (1%), and fifty cents for each dollar they contribute on the next five percent (5%), of the participant's annual salary, subject to certain IRS limits. Matching contributions to 401(k) Plan participants become vested after two years of employment. Employees are eligible to participate in the 401(k) Plan in the first payroll period after thirty days of employment.

  Non-Qualified Allowance Policy

        Each NEO, as well as certain other executives, is eligible to receive a non-qualified allowance in order to replace benefits lost due to the compensation that may be taken into account under our tax qualified retirement plans (the 401(k) Plan and the Retirement Plan). The annual executive retirement allowance is equal to the sum of (i) 3.5% of the executive's base salary for the calendar year in excess of the compensation limits set forth in our 401(k) Plan, (ii) the retirement contribution percentage multiplied by the executive's base salary in excess of the compensation limits set forth in our 401(k) Plan, and (iii) an amount equal to the transition credits that the executive would be entitled to receive under the 401(k) Plan if that plan were not subject to the compensation limit, less the actual transition credits received by the executive under the 401(k) Plan for that year. The allowance is in the form of a cash payment to eligible executives and, in 2011, was grossed-up for taxes. The tax gross-up aspect of this program was discontinued at the end of 2011.

  Retirement Contribution Plan

        Our Annual retirement contribution program is a discretionary supplemental retirement savings program for our employees. Under our retirement contribution program, the Company will determine whether or not to make a discretionary contribution of 3% of total pay up to the Social Security Wage Base ($117,000 for 2013) (the "SSWB") and of 6% of total pay exceeding the SSWB. In order to be eligible, employees must be have completed at least thirty days continuous employment and must be employed on the last day of the plan year (December 31st), provided, however, that participants who retire, die, become disabled, enter into service with the armed forces of the United States, or terminate employment due to an involuntary reduction in workforce, during the plan year are also eligible to receive a discretionary retirement contribution. Actual contributions are calculated based on the eligible employee's "salary" as defined by the Plan. Retirement contributions are either paid in cash or contributed to the recipient's 401(k) account, depending upon regulatory compliance, and become vested after two years of service. No retirement contribution was made in 2014 for the 2013 plan year.

GRANTS OF PLAN-BASED AWARDS—2013

        The following table shows all grants of awards in 2013 to each of the executive officers named in the Summary Compensation Table:

		Estimated Possible Potential Payouts Under Non-Equity Incentive Plan Awards(1)
								All Other Stock Awards: Number of Shares of Stock or Units (#)(3)
				Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Grant Date Closing Price of Common Stock ($/Share)	Grant Date Fair Value of Stock and Option Awards(4)
	Grant Date	Threshold ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Richard F. Dauch	—	$337,500	$675,000	—	—	—		—	—	—
	3/21/2013	—	—	55,687	111,375	138,625	(5)	111,375	$5.52	$922,185
Gregory A. Risch	—	$93,750	$187,500	—	—	—		—	—	—
	3/21/2013	—	—	9,000	18,000	27,000		18,000	$5.52	$149,040
David G. Adams	—	$106,875	$213,750	—	—	—		—	—	—
	3/21/2013	—	—	10,687	21,375	32,062		21,375	$5.52	$176,985
Charles M. Byrnes, Jr.	—	$99,383	$198,765	—	—	—		—	—	—
	3/21/2013	—	—	9,938	19,877	29,815		19,877	$5.52	$164,582
Scott D. Hazlett	—	$127,508	$255,015	—	—	—		—	—	—
	3/21/2013	—	—	12,751	25,502	38,253		25,502	$5.52	$211,157

(1)
Reflects the potential payouts under the AICP for 2013 as more fully described in the Compensation Discussion and Analysis above. The AICP payment for 2013 was determined in February 2014 upon completion of the consolidated financial statements for the fiscal year ended December 31, 2013. The Summary Compensation Table details amounts actually paid in 2014 under the 2013 AICP in the column Non-Equity Incentive Plan Compensation. As stated in the Summary Compensation Table, there was no AICP paid out in 2014 for 2013.

(2)
Reflects performance-vesting PSUs granted during 2013 under our LTIP, which vest, if at all, at the end of a three year performance period depending on average return on asset performance over the performance period as compared to a pre-established goal. PSU vesting is subject to continued service by the award recipient.

(3)
Reflects RSUs granted during 2013 under our LTIP, which were scheduled to vest in installments of 20%, 20%, 20%, and 40% on March 5, 2014, March 5, 2015, March 5, 2016 and March 5, 2017, respectively, subject to continued service.

(4)
In determining the fair-value of 2013 equity grants (RSUs and PSUs), we use the closing price of our common stock on the day of grant and assumed Threshold level of performance for the PSUs. Assuming maximum performance targets are achieved for the 2013 PSU awards, the Grant Date Fair Value of Stock and Option Awards would have been reported as:

Recipient	Maximum Stock Award Value
Richard F. Dauch	$1,380,000
Gregory A. Risch	$248,400
David G. Adams	$294,975
Charles M. Byrnes, Jr.	$274,303
Scott D. Hazlett	$351,928

(5)
The maximum number of shares capable of being earned by Mr. Dauch under his PSU award is limited by the maximum number of shares that may be granted to any award recipient during any consecutive twelve-month period under the 2010 Amended and Restated Incentive Award Plan.

Narrative to Grants of Plan-Based Awards Table

        Management service-based RSU awards granted under our LTIP during 2013 will vest in installments of 20%, 20%, 20%, and 40% on March 5, 2014, March 5, 2015, March 5, 2016 and March 5, 2017, respectively, subject to continued service. Management performance-based RSU awards (or PSUs) granted under our LTIP during 2013 will vest, if at all, subsequent to the performance period of January 1, 2013 through December 31, 2015. Subject to the terms of the PSU award agreements and the provisions of the Accuride Corporation Amended and Restated 2010 Incentive Award Plan, each award recipient has the opportunity to earn fifty-percent (50%) of the target number of shares if a threshold return on asset metric is attained and up to one hundred fifty percent (150%) of the target number of shares if a maximum return on asset metric is attained. The number of shares earned under the PSU award agreements will be prorated for performance results in between the threshold and maximum return on asset metrics and subject to the 250,000 share limit in any twelve month period as provided in our Amended and Restated 2010 Incentive Award Plan.

        Our time vesting RSU award agreements for 2013 provide that in the event of a qualifying change-in-control in which awards are assumed or substituted, unvested shares will vest only if the award recipient is Terminated (as defined in the award agreement) without Cause (as defined in the award agreement) within 12 months of the change-in-control. Our PSU award agreements for 2013 provide that in the event of a qualifying change-in-control, the PSUs will vest pro-rata assuming Target level performance and determined by dividing the number of full months elapsed in the performance period through the date of the change-in-control by thirty-six; provided however, the Compensation Committee may, in its sole discretion, adjust the number of vested PSUs based upon its view of the achievement of the performance goal to date immediately prior to the consummation of such change-in-control.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE—2013

        The following table shows equity awards outstanding for each of the NEOs as of December 31, 2013:

	Option Awards							Stock Awards
	Number of Securities Underlying Unexercised Options— Exercisable(1)	Number of Securities Underlying Unexercised Options— Unexercisable(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Richard F. Dauch	—	—		—	—	—		16,689	(3)	$62,250	—		—
	—	—		—	—	—		44,579	(4)	$166,280	—		—
	—	—		—	—	—		77,344	(5)	$288,493	—		—
	—	—		—	—	—		111,375	(6)	$415,429	—		—
	—	—		—	—	—		—		—	55,687	(7)	$207,713
	16,499	33,004	(8)	—	$8.00	3/5/22		—		—	—		—
Gregory A. Risch	—	—		—	—	—		5,403	(4)	$20,153	—		—
	—	—		—	—	—		12,094	(5)	$45,111	—		—
	—	—		—	—	—		18,000	(6)	$67,140	—		—
	—	—		—	—	—		—		—	9,000	(7)	$33,570
	2,579	5,161	(8)	—	$8.00	3/5/22		—		—	—		—
David G. Adams	—	—		—	—	—		8,646	(4)	$32,250	—		—
	—	—		—	—	—		16,032	(5)	$59,799	—		—
	—	—		—	—	—		21,375	(6)	$79,729	—		—
	—	—		—	—	—		—		—	10,687	(7)	$39,863
	3,419	6,841	(8)		$8.00	3/5/22		—		—	—		—
Charles M. Byrnes, Jr(10).	—	—		—	—	—		8,646	(9)	$32,250	—		—
	—	—		—	—	—		14,908	(5)	$55,607	—		—
	—	—		—	—	—		19,877	(6)	$74,141	—		—
	—	—		—	—	—		—		—	9,938	(7)	$37,069
	3,180	6,361	(8)	—	$8.00	4/9/14	(11)	—		—	—		—
Scott D. Hazlett	—	—		—	—	—		16,875	(5)	$62,944	—		—
	—	—		—	—	—		25,502	(6)	$95,122	—		—
	—	—		—	—	—		—		—	12,751	(7)	$47,561
	3,599	7,201	(8)	—	$8.00	3/5/22		—		—	—		—

(1)
Represents stock options granted under our LTIP in 2012, which have an exercise price of $8.00 per share.

(2)
Assumes that the market value of unvested equity awards was $3.73, which was the closing price of our common stock on December 31, 2013 (the last day of trading of 2013).

(3)
Represents time vesting RSUs granted in February 2011, of which 50% of the total grant vested on February 1, 2012, 25% of the total grant vested on February 1, 2013 and 25% of the total grant vested on February 1, 2014.

(4)
Represents time vesting RSUs granted in April 2011, of which 20% of the total grant will vest on May 18, 2014 and the remaining 40% of the total grant will vest on May 18, 2015 subject to continued service with the Company.

(5)
Represents time vesting RSUs granted in March 2012, of which 20% of the total grant will vest on each of March 5, 2014 and 2015, and the remaining 40% of the total grant will vest on March 5, 2016 subject to continued service with the Company.

(6)
Represents time vesting RSUs granted in March 2013, of which 20% of the total grant will vest on each of March 5, 2014, 2015, and 2016, and the remaining 40% of the total grant will vest on March 5, 2017 subject to continued service with the Company.

(7)
Represents the threshold number of performance vesting RSUs (or PSUs) granted in March 2013, which will vest in 2016, if at all, based upon the attainment of a specified performance target covering fiscal years 2013 through 2015. Subject to the terms of the PSU award agreements and the provisions of the Accuride Corporation Amended and Restated 2010 Incentive Award Plan, each award recipient has the opportunity to earn between fifty percent and one hundred fifty percent of the listed target number shares depending on return on asset performance during the performance period as compared to pre-established threshold, target and maximum performance metrics. No shares will vest unless the threshold target is attained or exceeded.

(8)
Represents stock options granted in March 2012, of which one-third of the total grant vested on March 5, 2013 and one-third of the total grant will vest on each of March 5, 2014 and 2015 subject to continued service with the Company.

(9)
Represents time vesting RSUs granted in December 2011, of which 20% of the total grant was scheduled to vest on May 18, 2014 and the remaining 40% of which was scheduled to vest on May 18, 2015, subject to continued service with the Company.

(10)
All unvested awards for Mr. Byrnes were forfeited upon the end of his service with the Company in January 2014.

(11)
Pursuant to the terms of the award agreement, vested options held by Mr. Byrnes expire ninety (90) days after the end of his service with the Company.

OPTIONS EXERCISED & STOCK VESTED DURING FISCAL 2013

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)(1)		Value Realized on Vesting ($)
Richard F. Dauch	—	—	50,883	(2)	$228,979
Gregory A. Risch	—	—	7,288		$36,870
David G. Adams	—	—	6,889		$33,381
Charles M. Byrnes, Jr.	—	—	6,608		$32,169
Scott D. Hazlett	—	—	4,218		$18,180

(1)
Lists number of shares that vested without taking into account shares withheld to cover tax obligations triggered upon vesting.

(2)
Includes 8,955 shares that vested in 2013, but were deferred under the terms of the award agreement.

NON-QUALIFIED DEFERRED COMPENSATION TABLE

        The table below sets forth certain information as of December 31, 2013 with respect to the non-qualified deferred compensation plans in which our NEOs participate.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)		Aggregate Earnings (Losses) in Last Fiscal Year ($)		Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Richard F. Dauch	RSUs	—	$50,058	(1)	$7,615	(2)	—	$88,024	(3)

(1)
Based upon 8,955 shares that vested on May 18, 2013, but were deferred under the terms of the underlying award agreement. Listed value is based on $5.59 per share, which was the fair market value of our Common Stock on the date of vesting.

(2)
As of December 31, 2012, Mr. Dauch had 14,644 shares of stock that had vested but had been deferred under the terms of the underlying award agreement. The value of those shares as of December 31, 2012 was $47,007 based upon the closing price of our Common Stock on December 31, 2012, which was $3.21 per share. The value of those shares as of December 31, 2013 was $54,622 based upon the closing price of our Common Stock on December 31, 2013, which was $3.73 per share.

(3)
Includes a total of 23,599 shares that vested but had been deferred under the terms of the underlying award agreement. Based on $3.73 per share, the closing price of our Common Stock on December 31, 2013 (the last trading day of fiscal year 2013).

Narrative to Non-qualified Deferred Compensation Table

        Mr. Dauch's restricted stock unit award agreements from 2011 and 2012 provide that if the Company reasonably anticipates that the value of stock that may be delivered pursuant to the award agreement, when combined with all other payments received during the year that are subject to the limitations on deductibility under Section 162(m) of the Internal Revenue Code, will exceed the limitation on deductibility set forth in Section 162(m), the delivery of all or a portion of such stock shall be automatically deferred into the next succeeding calendar year in which the Company reasonably anticipates the deduction of the payment amount will not be limited or eliminated by application of Section 162(m). Accordingly, a portion of the shares underlying Mr. Dauch's vested restricted stock awards were deferred in each of 2012 and 2013.

PENSION BENEFITS

	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During the Last Fiscal Year ($)
Richard F. Dauch	None	—	—	—
Gregory A. Risch	Accuride Retirement Plan	11	54,438	0
David G. Adams	None	—	—	—
Charles M. Byrnes, Jr.	None	—	—	—
Scott D. Hazlett	None	—	—	—

(1)
Represents the present value of benefits accrued-to-date. For Accuride Retirement Plan participants actively employed as of December 31, 2013, this is the cash balance account as of the measurement date, projected to normal retirement age (i.e., age 65) with interest credits and then discounted back to the measurement date at the plan discount rate. For December 31, 2013 the present value of accumulated benefits was calculated using a discount rate of 4.9% and interest crediting at 4.5% (consistent with ASC 715-30 disclosure assumptions).

Potential Post Employment Payments

  Severance and Retention Arrangements—Change of Control

        As of December 31, 2013, we are a party to severance and retention agreements with each NEO.

        The severance and retention agreements have a one-year term, subject to automatic one-year renewals if not terminated by either party in accordance with the terms of the agreement. If a "Change of Control" (as defined in the agreement) occurs, the scheduled expiration date of the initial term or renewal term, as the case may be, will be extended for a term ending 18 months after the Change of Control.

        Under the terms of the severance and retention agreement, a NEO is entitled to severance if the executive's employment is terminated by us without "cause" or if he or she terminates employment for "good reason" (as these terms are defined in the agreement). This severance generally is equal to one year of the executive's base salary. However, if such termination is within 18 months following a Change of Control, then such severance benefits are as follows:

  •
  a payment equal to 200% of base salary plus 200% of the greater of (i) the annualized AICP payment to which he would be entitled as of the date on which the Change of Control occurs or (ii) his average AICP payment over the three years prior to termination.

  •
  In addition, each participating NEO is entitled to continue certain employee benefits, including health, disability, accident and dental insurance coverage for an 18 month period from the date of termination or if earlier, the date on which the executive receives such benefits from a subsequent employer.

        Any such severance is reduced by all payments to which the executive may become entitled under any other severance policy we may have.

        All severance is subject to the executive executing a general release of claims and agreeing to non-compete and non-solicitation covenants. In addition, if necessary to comply with the tax laws, the severance may not be paid until six months following the NEO's termination.

        No severance is payable if the NEO's employment is terminated for "cause," if they resign without "good reason" or if they become disabled or die.

        Finally, under the terms of the 2011 equity award agreements, all RSUs granted to an award recipient will vest upon a Change of Control, as defined in the award agreement.

  Value of Payment Presuming Hypothetical December 31, 2013 Termination Date

        The following tables summarize enhanced payments our NEOs would be eligible to receive assuming a hypothetical separation of employment on December 31, 2013, based upon the circumstances listed in the columns of each table. Mr. Byrnes is excluded since he is no longer employed by the Company. The tables do not include amounts for vested equity awards and vested pension benefits, or similar non-discriminatory benefits to which each NEO is eligible. No amounts are payable to an executive, and no RSUs or stock options will vest if the executive voluntarily terminates his or her employment, other than for "good reason," or is terminated for cause.

Richard F. Dauch

	Involuntary or For Good Reason Termination ($)	Change of Control ($)	Involuntary or For Good Reason Termination (Change of Control) ($)	Disability ($)	Death ($)
Compensation:
—Severance	675,000	—	1,350,000	—	—
—Incentive Pay	—	—	—	—	—
Long-Term Incentives(a)
—Unvested and Accelerated RSUs and PSUs(b)	—	367,006	1,070,928	69,238	69,238
Benefits & Perquisites:
—Post Separation Health Care, & Disability Ins.(c)	—	—	31,394	—	—
—Insurance Benefits	—	—	—	—	—
—Outplacement	—	—	10,000	—	—
—Financial Planning and Executive Physical	—	—	—	—	—
Excise Tax Gross-Up Payment(d)	n/a	—	—	n/a	n/a

Total Payment:	675,000	367,006	2,462,322	69,238	69,238

(a)
Assumes that the market value of unvested equity awards was $3.73, which was the closing price of our common stock on December 31, 2013, the last day of trading of 2013. This calculation excludes unvested stock options because the closing price of our common stock was below the exercise price of the option shares as of December 31, 2013.

(b)
Unvested RSUs granted in 2011 automatically vest upon a Change in Control as defined in the award agreement. Unvested RSUs granted in 2012 and 2013 vest in the event the award recipient is separated from service within twelve months after a Change in Control as defined in the award agreement. Upon a Change in Control, unvested PSUs awarded in 2013 will vest pro-rata assuming Target performance and determined by dividing the number of full months elapsed in the Performance Period through the date of the Change in Control by thirty-six; provided however, the Board may, in its sole discretion, adjust the earned PSUs based upon its view of the achievement of the performance goal to the date immediately prior to the consummation of the such Change in Control. For purposes of this table, we have assumed the Threshold performance level. Upon death or permanent disability, PSUs are considered earned as if the award recipient remained employed through the last day of the Performance Period, provided that the number of PSUs will be reduced by dividing the number of full months elapsed in the Performance Period through the date of termination of service by thirty-six.

(c)
Cost estimated assuming eighteen months of coverage using 2014 COBRA rates for Company health benefits and 2014 Company premium costs for disability, less standard employee contributions for premiums as in effect immediately before termination.

(d)
Under the amended and restated severance and retention agreement, if payments are subject to excise taxes imposed under Section 4999 of the Code, the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied. The provision is applicable only if the benefits received without applying a 280G scaleback is greater than 120% of the benefits the executive would receive if the payments were scaled back to the 280G safe harbor. Otherwise, the payments will be reduced to the 280G safe harbor.

        The following assumptions were used to calculate payments under Section 280G:

  (1)
  Equity valued at $3.73, which was the closing price of our common stock on December 31, 2013, the last day of trading in 2013.

  (2)
  Calculations include an estimated value for the two-year non-compete provision. Annual value estimated to be the executive's current target total cash compensation (salary and target annual bonus).

Gregory A. Risch

	Involuntary or For Good Reason Termination ($)	Change of Control ($)	Involuntary or For Good Reason Termination (Change of Control) ($)	Disability ($)	Death ($)
Compensation:
—Severance	250,000	—	500,000	—	—
—Incentive Pay	—	—	—	—	—
Long-Term Incentives(a)
—Unvested and Accelerated RSUs and PSUs(b)	—	42,533	154,784	11,190	11,190
Benefits & Perquisites:
—Post Separation Health Care, & Disability Ins.(c)	—	—	17,392	—	—
—Insurance Benefits	—	—	—	—	—
—Outplacement	—	—	10,000	—	—
—Financial Planning and Executive Physical	—	—	—	—	—
Excise Tax Gross-Up Payment(d)	n/a	—	—	n/a	n/a

Total Payment:	240,000	42,533	682,176	11,190	11,190

(a)
Assumes that the market value of unvested equity awards was $3.73, which was the closing price of our common stock on December 31, 2013, the last day of trading of 2013. This calculation excludes unvested stock options because the closing price of our common stock was below the exercise price of the option shares as of December 31, 2013.

(b)
Unvested RSUs granted in 2011 automatically vest upon a Change in Control as defined in the award agreement. Unvested RSUs granted in 2012 and 2013 vest in the event the award recipient is separated from service within twelve months after a Change in Control as defined in the award agreement. Upon a Change in Control, unvested PSUs awarded in 2013 will vest pro-rata assuming Target performance and determined by dividing the number of full months elapsed in the Performance Period through the date of the Change in Control by thirty-six; provided however, the Board may, in its sole discretion, adjust the earned PSUs based upon its view of the achievement of the performance goal to the date immediately prior to the consummation of the such Change in Control. For purposes of this table, we have assumed the Threshold performance level. Upon death or permanent disability, PSUs are considered earned as if the award recipient remained employed through the last day of the Performance Period, provided that the number of PSUs will be reduced by dividing the number of full months elapsed in the Performance Period through the date of termination of service by thirty-six.

(c)
Cost estimated assuming eighteen months of coverage using 2014 COBRA rates for Company health benefits and 2014 Company premium costs for disability, less standard employee contributions for premiums as in effect immediately before termination.

(d)
Under the amended and restated severance and retention agreement, if payments are subject to excise taxes imposed under Section 4999 of the Code, the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied. The provision is applicable only if the benefits received without applying a 280G scaleback is greater than 120% of the benefits the executive would receive if the payments were scaled back to the 280G safe harbor. Otherwise, the payments will be reduced to the 280G safe harbor.

          The following assumptions were used to calculate payments under Section 280G:

  (1)
  Equity valued at $3.73, which was the closing price of our common stock on December 31, 2013, the last day of trading in 2013.

  (2)
  Calculations include an estimated value for the two-year non-compete provision. Annual value estimated to be the executive's current target total cash compensation (salary and target annual bonus).

David G. Adams

	Involuntary or For Good Reason Termination ($)	Change of Control ($)	Involuntary or For Good Reason Termination (Change of Control) ($)	Disability ($)	Death ($)
Compensation:
—Severance	285,000	—	570,000	—	—
—Incentive Pay	—	—	—	—	—
Long-Term Incentives(a)
—Unvested and Accelerated RSUs and PSUs(b)	—	58,826	198,354	13,288	13,288
Benefits & Perquisites:
—Post Separation Health Care, & Disability Ins.(c)	—	—	11,479	—	—
—Insurance Benefits	—	—	—	—	—
—Outplacement	—	—	10,000	—	—
—Financial Planning and Executive Physical	—	—	—	—	—
Excise Tax Gross-Up Payment(d)	—	—	—	n/a	n/a

Total Payment:	285,000	58,826	789,833	13,288	13,288

(a)
Assumes that the market value of unvested equity awards was $3.73, which was the closing price of our common stock on December 31, 2013, the last day of trading of 2013. This calculation excludes unvested stock options because the closing price of our common stock was below the exercise price of the option shares as of December 31, 2013.

(b)
Unvested RSUs granted in 2011 automatically vest upon a Change in Control as defined in the award agreement. Unvested RSUs granted in 2012 and 2013 vest in the event the award recipient is separated from service within twelve months after a Change in Control as defined in the award agreement. Upon a Change in Control, unvested PSUs awarded in 2013 will vest pro-rata assuming Target performance and determined by dividing the number of full months elapsed in the Performance Period through the date of the Change in Control by thirty-six; provided however, the Board may, in its sole discretion, adjust the earned PSUs based upon its view of the achievement of the performance goal to the date immediately prior to the consummation of the such Change in Control. For purposes of this table, we have assumed the Threshold performance level. Upon death or permanent disability, PSUs are considered earned as if the award recipient remained employed through the last day of the Performance Period, provided that the number of PSUs will be reduced by dividing the number of full months elapsed in the Performance Period through the date of termination of service by thirty-six.

(c)
Cost estimated assuming eighteen months of coverage using 2014 COBRA rates for Company health benefits and 2014 Company premium costs for disability, less standard employee contributions for premiums as in effect immediately before termination.

(d)
Under the amended and restated severance and retention agreement, if payments are subject to excise taxes imposed under Section 4999 of the Code, the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied. The provision is applicable only if the benefits received without applying a 280G scaleback is greater than 120% of the benefits the executive would receive if the payments were scaled back to the 280G safe harbor. Otherwise, the payments will be reduced to the 280G safe harbor.

        The following assumptions were used to calculate payments under Section 280G:

  (1)
  Equity valued at $3.73, which was the closing price of our common stock on December 31, 2013, the last day of trading in 2013.

  (2)
  Calculations include an estimated value for the two-year non-compete provision. Annual value estimated to be the executive's current target total cash compensation (salary and target annual bonus).

Scott D. Hazlett

	Involuntary or For Good Reason Termination ($)	Change of Control ($)	Involuntary or For Good Reason Termination (Change of Control) ($)	Disability ($)	Death ($)
Compensation:
—Severance	340,020	—	680,040	—	—
—Incentive Pay	—	—	—	—	—
Long-Term Incentives(a)
—Unvested and Accelerated RSUs and PSUs(b)	—	31,707	189,774	15,854	15,854
Benefits & Perquisites:
—Post Separation Health Care, & Disability Ins.(c)	—	—	29,948	—	—
—Insurance Benefits	—	—	—	—	—
—Outplacement	—	—	10,000	—	—
—Financial Planning and Executive Physical	—	—	—	—	—
Excise Tax Gross-Up Payment(d)	n/a	—	—	n/a	n/a

Total Payment:	340,020	31,707	909,762	15,854	15,854

(a)
Assumes that the market value of unvested equity awards was $3.73, which was the closing price of our common stock on December 31, 2013, the last day of trading of 2013. This calculation excludes unvested stock options because the closing price of our common stock was below the exercise price of the option shares as of December 31, 2013.

(b)
Unvested RSUs granted in 2011 automatically vest upon a Change in Control as defined in the award agreement. Unvested RSUs granted in 2012 and 2013 vest in the event the award recipient is separated from service within twelve months after a Change in Control as defined in the award agreement. Upon a Change in Control, unvested PSUs awarded in 2013 will vest pro-rata assuming

  Target performance and determined by dividing the number of full months elapsed in the Performance Period through the date of the Change in Control by thirty-six; provided however, the Board may, in its sole discretion, adjust the earned PSUs based upon its view of the achievement of the performance goal to the date immediately prior to the consummation of the such Change in Control. For purposes of this table, we have assumed the Threshold performance level. Upon death or permanent disability, PSUs are considered earned as if the award recipient remained employed through the last day of the Performance Period, provided that the number of PSUs will be reduced by dividing the number of full months elapsed in the Performance Period through the date of termination of service by thirty-six.

(c)
Cost estimated assuming eighteen months of coverage using 2014 COBRA rates for Company health benefits and 2014 Company premium costs for disability, less standard employee contributions for premiums as in effect immediately before termination.

(d)
Under the amended and restated severance and retention agreement, if payments are subject to excise taxes imposed under Section 4999 of the Code, the Company will pay to the executive an additional "gross-up" amount so that his after-tax benefits are the same as though no excise tax had applied. The provision is applicable only if the benefits received without applying a 280G scaleback is greater than 120% of the benefits the executive would receive if the payments were scaled back to the 280G safe harbor. Otherwise, the payments will be reduced to the 280G safe harbor.

        The following assumptions were used to calculate payments under Section 280G:

  (1)
  Equity valued at $3.73, which was the closing price of our common stock on December 31, 2013, the last day of trading in 2013.

  (2)
  Calculations include an estimated value for the two-year non-compete provision. Annual value estimated to be the executive's current target total cash compensation (salary and target annual bonus).

Compensation and Human Resources Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers serve as a member of the board of directors or compensation committee of any other company that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We have adopted a written related party transaction policy and procedures for the approval or ratification of any "related party transaction." "Related party transaction" is defined as any transaction, arrangement or relationship in which we (including any of our subsidiaries) were, are or will be a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees, 5% stockholders (or their immediate family members) or any entity with which any of the foregoing persons is an employee, general partner, principal or 5% stockholder, each of whom we refer to as a "related person," had, has or will have a direct or indirect interest as set forth in Item 404 of Regulation S-K under the Securities Act. The policy provides that management will present to the Audit Committee for review and approval each proposed related party transaction (other than related party transactions involving compensation matters, certain ordinary course transactions, transactions involving competitive bids or rates fixed by law, and transactions involving services as a bank depository, transfer agent or similar services). The Audit Committee will review the relevant facts and circumstances of the transaction, including if the transaction is on terms comparable to those that could be obtained in arms-length dealings with an unrelated third party and the extent of the related party's interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Conduct, and either approve or disapprove the related party transaction. If advance approval of a related party transaction requiring the Audit Committee's approval is not feasible, the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chairperson of the Audit Committee, subject to ratification of the transaction by the Audit Committee at its next regularly scheduled meeting. No director may participate in approval of a related party transaction for which he or she is a related party. In certain situations, we may adopt alternative procedures for the approval of a related party transaction, if appropriate under the circumstances, including the appointment of an independent committee of the Board of Directors to evaluate and approve the transaction.

Indemnification of Directors and Officers

        Our certificate of incorporation and Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Furthermore, we have entered, or will enter, into indemnification agreements with each of our directors and officers.

 REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

        The Audit Committee is comprised of three members, Robin J. Adams (Chairman), Lewis M. Kling, and John W. Risner, each of whom is "independent," as defined in the rules and regulations of the New York Stock Exchange ("NYSE"). Upon the recommendation of the Audit Committee and in compliance with regulations of the NYSE, the Board has adopted an Audit Committee Charter setting forth the requirements for the composition of the Audit Committee, the qualifications of its members, the frequency of meetings and the responsibilities of the Audit Committee.

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2013, which include the consolidated balance sheets of Accuride Corporation and subsidiaries as of December 31, 2013 and 2012, and the related consolidated statements of operations, stockholders' equity (deficiency), and cash flows for the three year period ended December 31, 2013, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company's audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Review and Discussion with Independent Registered Public Accounting Firm

        The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication With Audit Committees," as amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

        The Audit Committee reviewed with the Company's independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles in the United States of America, its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has discussed with Deloitte & Touche LLP matters relating to its independence and has received the written disclosures and the letter required by the applicable standards of the Public Company Accounting Oversight Board, and has considered the compatibility of non-audit services with the auditors' independence.

        The Audit Committee discussed with Deloitte & Touche LLP the overall scope and plans for their audits. The Audit Committee met with Deloitte & Touche LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls in connection with their audit procedures, and the overall quality of the Company's financial reporting.

Conclusion

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder ratification described in Proposal No. Two, the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.

By the Members of the Audit Committee

Robin J. Adams, Chairman
Lewis M. Kling
John W. Risner

 OTHER MATTERS

        The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend.

        It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to mark, sign, date, and return the accompanying Proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.

        Any person who was a beneficial owner of common stock on the record date for the 2014 Annual Meeting may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the Securities and Exchange Commission without charge (except for exhibits to such annual report which will be furnished upon payment of the Company's reasonable expenses in furnishing such exhibits). The request for such materials should identify the person making the request as a stockholder of the Company as of the record date and should be directed to Investor Relations, Accuride Corporation, 7140 Office Circle, Evansville, IN 47715.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen A. Martin Corporate Secretary

Dated: March 20, 2014

 Appendix A

AMENDED AND RESTATED
ACCURIDE CORPORATION
INCENTIVE COMPENSATION PLAN

I.     ESTABLISHMENT AND PURPOSE

        Accuride Corporation (the "Company") hereby establishes the Amended and Restated Accuride Corporation Incentive Compensation Plan (as amended from time to time, the "Plan"). The purpose of the Plan is to (i) attract and retain highly qualified individuals; (ii) obtain from each eligible Plan participant the best possible performance; (iii) establish one or more performance goals based on objective criteria; (iv) further underscore the importance of achieving business objectives for the short and long term; and (v) include in each eligible Plan participant's compensation package an annual incentive component which is tied directly to the achievement of those objectives.

        To the extent applicable, the Plan is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended and the regulations issued thereunder (the "Code").

II.    EFFECTIVE DATE; TERM

        The Plan will be effective for performance periods occurring after the Plan is approved by the Company's shareholders under Section X. Once effective, the Plan shall remain in effect until such time as it shall be terminated by the Committee (as defined below). The Committee may terminate the Plan at any time; provided, however that except in the event of a Change in Control (as defined below), the Committee may not terminate the Plan during any performance period without payment of a pro rata portion of any bonus based on the period of time elapsed during the performance period and a determination of the Committee as to satisfaction of pro rata Performance Goals for such period. For this purpose, "Change in Control" shall have the meaning set forth in the Company's Amended and Restated Incentive Award Plan, as amended from time to time and any replacement plan thereof.

III.  ADMINISTRATION

        The Plan shall be administered by the Compensation and Human Resources Committee of the Board of Directors of the Company or a subcommittee thereof (the "Committee"); which Committee shall consist solely of two or more members who shall qualify as "outside directors" under Section 162(m) of the Code.

        The Committee shall have full power to construe and interpret the Plan, establish and amend rules and regulations for its administration, and perform all other acts relating to the Plan, including the delegation of administrative responsibilities, that it believes reasonable and proper and in conformity with the purposes of the Plan.

        Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and/or administration of the Plan shall be final, conclusive and binding on all persons affected thereby.

IV.    ELIGIBILITY AND PARTICIPATION

        Eligibility to participate in the Plan is limited to certain salaried employees of the Company as determined and selected by the Committee (each a "Participant"), but including all individuals who are "covered employees" within the meaning of Code Section 162(m) and the regulations and published guidance thereunder ("Covered Employees").

V.     BUSINESS CRITERIA

        A Participant may receive a bonus payment under the Plan based upon the attainment of performance objectives which are established by the Committee and relate to one or more of the following corporate business criteria with respect to the Company, any of its subsidiaries or a designated business unit (the "Performance Goals"): (i) earnings (either net or gross and either before or after interest, taxes, depreciation and amortization), (ii) economic value-added (as determined by the Committee), (iii) sales or revenue, (iv) net income (either before or after taxes), (v) cash flow (including, but not limited to, operating cash flow and free cash flow), (vi) return on capital, (vii) return on invested capital, (viii) return on stockholders' equity, (ix) return on assets, (x) stockholder return, (xi) return on sales, (xii) gross or net profit margin, (xiii) productivity, (xiv) expense, (xv) operating margin, (xvi) operating efficiency, (xvii) customer satisfaction, (xviii) working capital, (xix) earnings per share, (xx) price per share of common stock, (xxi) market share, (xxii) profits, (xxiii) disposition or acquisition of assets, (xxiv) cost savings, (xxv) regulatory body approval for commercialization of new products, (xxvi) settlement of disputes, (xxvii) funds from operations, (xxviii) plant closings or start-ups, (xxix) sales penetration or new business awards, (xxx) adjusted net income; (xxxi) operating earnings; (xxxii) costs; (xxxiii) adjusted earnings per share; (xxxiv) return on net assets; and (xxxv) implementation or completion of specified projects, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group market performance indicators or indices.

        The Committee may, in its discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items ; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting principles; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; (xiv) commercial vehicle industry build rates; (xv) items related to acquired in-process research and development; (xvi) items relating to changes in tax laws; (xvii) items relating to major licensing or partnership arrangements; (xviii) items relating to asset impairment charges; (xix) items relating to gains or losses for litigation, arbitration and contractual settlements, (xx) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions or (xxi) items related to labor negotiations, organizing activity and work stoppages. All such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

VI.   BONUS DETERMINATIONS

        Any bonuses paid to Participants under the Plan shall be based upon objectively determinable bonus formulas that tie such bonuses to one or more performance objectives relating to the Performance Goals. Bonus formulas may be set for performance periods of one, two or three fiscal years of the Company. A performance period may be concurrent or consecutive. Participant need not be employed on the first day of a performance period, but must be employed in an eligible position for at least three months of a performance period in order to be eligible to participate in the Plan for that performance period. If a Participant becomes eligible to participate in the Plan during a performance period, the Committee shall determine if such Participant shall be eligible to participate in an award for such performance period and whether or not such award may be prorated for such period.

        Bonus formulas for Participants shall be adopted for each performance period by the Committee no later than the latest time permitted by Section 162(m) of the Code (generally, for performance periods of one year or more, no later than 90 days after the commencement of the performance period) and while the performance relating to the Performance Goal(s) remain substantially uncertain within the meaning of Section 162(m) of the Code.

        Although the Committee may in its sole discretion reduce a bonus payable to a Participant pursuant to the applicable bonus formula, the Committee shall have no discretion to increase the amount of a Covered Employee's bonus as determined under the applicable bonus formula.

        The maximum bonus payable to a Participant under the Plan shall not exceed 400% of such Participant's base salary with respect to any performance period.

        The payment of a bonus to a Participant with respect to a performance period shall be conditioned upon the Participant's employment by the Company on the last day of the performance period; provided, however, that the Committee may make exceptions to this requirement, in its sole discretion, in the case of a Participant's death, disability or termination without cause or Change in Control; and, provided further, that any such bonus payments will only be made to the extent that the performance objectives are attained, as provided herein.

        No bonuses shall be paid to Participants unless and until the Committee makes a certification in writing with respect to the attainment of the performance objectives as required by Section 162(m) of the Code.

VII. ADDITIONAL CONDITIONS

        For each performance period the Company will prepare proposed "Eligibility, Target Opportunity and Administrative Guidelines" (the "Guidelines") that set forth eligibility and other administrative details regarding awards for such performance period. The Committee shall approve the Guidelines along with the applicable Performance Goals within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

        Once a bonus formula is established under Section VI based on one or more of the Performance Goals, the Committee may with the consent of the Participant establish (and once established, rescind, waive or amend) additional conditions and terms of payment of awards (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it deems desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan. However, the Committee shall have no authority to increase the amount of a targeted award granted to any Covered Employee or to pay an award under the Plan if the Performance Goal has not been satisfied after taking into consideration any adjustments provided in Section V above, if applicable.

        The payment of an award to a Participant with respect to a performance period shall be conditioned upon the Participant's employment by the Company on the last day of the performance period; provided, however, that in the discretion of the Committee, awards may be paid to Participants who have become disabled or whose employment has terminated without cause prior to the end of the applicable performance period, or to the designee or estate of a Participant who died during such period.

VIII.  PAYMENT OF AWARDS

        All awards shall be paid in (i) cash or (ii) the equivalent value of common stock of the Company ("Common Stock") based on the fair market value of the Common Stock on the date the bonus is awarded, as determined by the Committee. The Committee may impose vesting and other similar conditions upon any payment of awards made in Common Stock; provided that any vesting terms shall not be longer than four years following the date of payment in Common Stock. For this purpose fair market value shall have the meaning set forth in the Company's Amended and Restated Incentive Award Plan.

        No awards shall be paid unless and until the Committee certifies, in writing, that the amounts payable with respect to each award do not exceed the limitations set forth in Section VI and that the amount payable to each Participant does not exceed the amount of the maximum award granted. Awards shall be paid as soon as practicable following the end of the performance period, but in no event shall payment be made later than two and one half months following the end of the performance period. If a Participant voluntarily terminates employment or is involuntarily terminated for any reason (except for those reasons described above) after the end of the performance period but before distribution of the award, he or she shall forfeit any rights to an award for such performance period, unless such forfeiture is prohibited by applicable state, provincial or other prevailing law, or is otherwise approved by the Committee.

IX.   SPECIAL AWARDS AND OTHER PLANS

        Nothing contained in the Plan shall prohibit the Company from granting awards or authorizing other compensation to any person under any other plan or authority or limit the authority of the Company to establish other special awards or incentive compensation plans providing for the payment of incentive compensation to employees (including those employees who are eligible to participate in the Plan).

X.    STOCKHOLDER APPROVAL

        No awards shall be paid under the Plan unless and until the Company's stockholders shall have approved the Plan and the Performance Goals as required by Section 162(m) of the Code.

XI.   AMENDMENT OF THE PLAN

        The Compensation Committee shall have the right to amend the Plan from time to time or to repeal it entirely or to direct the discontinuance of awards either temporarily or permanently; provided, however, that no amendment of the Plan that changes the maximum award payable to any Participant as set forth in Section VI, or materially amends the definition of Performance Goals under Section V, shall be effective before approval by the affirmative vote of a majority of shares voting at a meeting of the shareholders of the Company.

XII. RIGHTS OF PLAN PARTICIPANTS

        Neither the Plan, nor the adoption or operation of the Plan, nor any documents describing or referring to the Plan (or any part hereof) shall confer upon any Participant any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause.

        No individual to whom an award has been made or any other party shall have any interest in the cash or any other asset of the Company prior to such amount being paid.

        No right or interest of any Participant shall be assignable or transferable, or subject to any claims of any creditor or subject to any lien.

XIII.  MISCELLANEOUS

        The Company shall deduct all federal, state and local taxes required by law or Company policy from any award paid hereunder.

        In no event shall the Company be obligated to pay to any Participant an award for any period by reason of the Company's payment of an award to such Participant in any other period, or by reason of the Company's payment of an award to any other Participant or Participants in such period or in any other period. Nothing contained in this Plan shall confer upon any person any claim or right to any payments hereunder. Such payments shall be made at the sole discretion of the Committee.

        The Plan shall be unfunded. Amounts payable under the Plan are not and will not be transferred into a trust or otherwise set aside. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under the Plan. Any accounts under the Plan are for bookkeeping purposes only and do not represent a claim against the specific assets of the Company.

        It is the intent of the Company that the Plan and awards made hereunder shall satisfy and shall be interpreted in a manner that satisfies any applicable requirements as performance-based compensation within the meaning of Section 162(m) of the Code. Any provision, application or interpretation of the Plan that is inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded.

        Any provision of the Plan that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Plan.

        The Plan and the rights and obligations of the parties to the Plan shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware (without regard to principles of conflicts of law).

XIV. SECTION 409A COMPLIANCE

        Payments under this Plan are intended to be exempt from the provisions of Code Section 409A; provided however, that if any amounts under this Plan are subject to Code Section 409A, then the Plan shall be administered in compliance with Code Section 409A and shall be interpreted, to the extent possible, to comply with Code Section 409A. The Plan shall not be adjusted, amended or suspended in a way that results in a violation of Code Section 409A or any other provisions of applicable law. Any such adjustment, amendment or suspension shall be null and void. To the extent subject to Code Section 409A, then payments made by the Company will payable at a specified time or pursuant to a fixed schedule within the meaning of Treas. Reg. §1.409A-3(i)(1)(iv). Notwithstanding any other provision of this Plan to the contrary, neither the time nor the schedule of any payment under this Plan may be accelerated or subject to a further deferral except as provided in Treas. Reg. §1.409A-3(j)(4). Payment under this Plan may be delayed only in accordance with the regulations issued pursuant to Code Section 409A

Adopted by Accuride Corporation on February 25, 2014.

 Appendix B

ACCURIDE CORPORATION
SECOND AMENDED AND RESTATED 2010 INCENTIVE AWARD PLAN

(March 13, 2014)

ARTICLE 1.

PURPOSE

        The purpose of the Accuride Corporation Second Amended and Restated 2010 Incentive Award Plan (as it may be amended and restated from time to time, the "Plan") is to promote the success and enhance the value of Accuride Corporation (the "Company") by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1   "Administrator" shall mean the entity that conducts the general administration of the Plan as provided in Article 13. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 13.6, or as to which the Board has assumed, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

        2.2   "Affiliate" shall mean (a) any Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.

        2.3   "Applicable Law" shall mean any applicable law, including without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

        2.4   "Applicable Accounting Standards" shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company's financial statements under United States federal securities laws from time to time.

        2.5   "Award" shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, "Awards").

        2.6   "Award Agreement" shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

        2.7   "Award Limit" shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

        2.8   "Board" shall mean the Board of Directors of the Company.

        2.9   "Change in Control" shall mean and includes each of the following:

          (a)   A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 35% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

          (b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.9(a) or Section 2.9(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of a majority of the Directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

              (i)  Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

             (ii)  After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.9(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

          (d)   The Company's stockholders approve a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such

Award (or portion thereof) must also constitute a "change in control event," as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

        2.10 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

        2.11 "Committee" shall mean the Compensation and Human Resources Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 12.1.

        2.12 "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

        2.13 "Company" shall mean Accuride Corporation, a Delaware corporation.

        2.14 "Consultant" shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

        2.15 "Covered Employee" shall mean any Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.16 "Deferred Stock" shall mean a right to receive Shares awarded under Section 9.4.

        2.17 "Director" shall mean a member of the Board, as constituted from time to time.

        2.18 "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 10.2.

        2.19 "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

        2.20 "Effective Date" shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company's stockholders.

        2.21 "Eligible Individual" shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

        2.22 "Employee" shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

        2.23 "Equity Restructuring" shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.

        2.24 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        2.25 "Fair Market Value" shall mean, as of any given date, the value of a Share determined as follows:

          (a)   If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (b)   If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (c)   If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

        2.26 "Greater Than 10% Stockholder" shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

        2.27 "Holder" shall mean a person who has been granted an Award.

        2.28 "Incentive Stock Option" shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

        2.29 "Non-Employee Director" shall mean a Director of the Company who is not an Employee.

        2.30 "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

        2.31 "Option" shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

        2.32 "Parent" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

        2.33 "Performance Award" shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 10.1.

        2.34 "Performance-Based Compensation" shall mean any compensation that is intended to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        2.35 "Performance Criteria" shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

          (a)   The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders' equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share;

  (xix) price per share of Common Stock; (xx) return on net assets; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value-added (as determined by the Committee) (xxiv) productivity; (xxv) operating efficiency; (xxvi) cash flow return on capital; and (xxvii) customer satisfaction, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

          (b)   The Administrator, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in Applicable Laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

        2.36 "Performance Goals" shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

        2.37 "Performance Period" shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder's right to, and the payment of, a Performance Award.

        2.38 "Permitted Transferee" shall mean, with respect to a Holder, any "family member" of the Holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

        2.39 "Plan" shall mean this Accuride Corporation Second Amended and Restated 2010 Incentive Award Plan, as it may be amended or restated from time to time.

        2.40 "Program" shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

        2.41 "Restricted Stock" shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

        2.42 "Restricted Stock Units" shall mean the right to receive Shares awarded under Article 9.

        2.43 "Securities Act" shall mean the Securities Act of 1933, as amended.

        2.44 "Shares" shall mean shares of Common Stock.

        2.45 "Stock Appreciation Right" shall mean a stock appreciation right granted under Article 10.

        2.46 "Stock Appreciation Right Term" shall have the meaning set forth in Section 11.4.

        2.47 "Stock Payment" shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 10.3.

        2.48 "Subsidiary" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

        2.49 "Substitute Award" shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

        2.50 "Termination of Service" shall mean,

          (a)   As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

          (b)   As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

          (c)   As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

        The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder's employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off)..

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

        3.1    Number of Shares.

          (a)   Subject to Sections 3.1(b) and 14.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 5,200,000.

          (b)   Notwithstanding Section 3.1(a): (i) the Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or Substitute Awards), and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award; (ii) Shares that are potentially deliverable under any Award that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of such Shares to the Holder will not be counted as delivered under the Plan; (iii) shares of Stock that have been issued in connection with any Award (e.g., Restricted Stock) that is canceled, forfeited, or settled in cash such that those shares are returned to the Company shall again be available for Awards; and (iv) Shares withheld in payment of the exercise price or taxes relating to any Award and Shares equal to the number surrendered in payment of any exercise price or taxes relating to any Award shall be deemed to constitute shares not delivered to the Holder and shall be deemed to be available for Awards under the Plan; provided, however, that, no shares shall become available pursuant to this Section 3.1(b) to the extent that (x) the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, or (y) such return of shares would constitute a "material revision" of the Plan subject to stockholder approval under then-applicable rules of the New York Stock Exchange (or any other applicable exchange or quotation system). In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or an Affiliate, Shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 3.1 shall apply to the share limit imposed to conform to the regulations promulgated under the Code with respect to Incentive Stock Options only to the extent consistent with applicable regulations relating to Incentive Stock Options under the Code. Because shares will count against the number reserved in Section 3.1 upon delivery, the Committee may, subject to the share counting rules under this Section 3.1, determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

          (c)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

        3.2    Stock Distributed.    Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

        3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Section 14.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 1,000,000 and the maximum aggregate amount of cash that may be paid during any calendar year with respect to one or more Awards payable in cash shall be $2,500,000.

ARTICLE 4.

GRANTING OF AWARDS

        4.1    Participation.    The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

        4.2    Award Agreement.    Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder's Termination of Service, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

        4.3    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        4.4    At-Will Employment; Voluntary Participation.    Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the

Company or any Affiliate. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

        4.5    Foreign Holders.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. For purposes of the Plan, all reference to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

        4.6    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS
PERFORMANCE-BASED COMPENSATION.

        5.1    Purpose.    The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation (other than an Option or Stock Appreciation Right), then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Committee, in its sole discretion, may grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals or any such other criteria and goals as the Committee shall establish, but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

        5.2    Applicability.    The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Eligible Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

        5.3    Types of Awards.    Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals and any Performance Awards described in Article 9 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

        5.4    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted to one or more Eligible Individuals which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

        5.5    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or an Affiliate throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

        5.6    Additional Limitations.    Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable Program and Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

GRANTING OF OPTIONS

        6.1    Granting of Options to Eligible Individuals.    The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

        6.2    Qualification of Incentive Stock Options.    No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Affiliate or parent corporation thereof (each as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other "incentive stock options" into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

        6.3    Option Exercise Price.    The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

        6.4    Option Term.    The term of each Option (the "Option Term") shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 14.1, any other term or condition of such Option relating to such a Termination of Service.

        6.5    Option Vesting.

          (a)   The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator, and, except as limited by the Plan, at any time after the grant of an Option, the Administrator, in its sole discretion and subject to whatever terms and conditions it selects, may accelerate the period during which an Option vests.

          (b)   No portion of an Option which is unexercisable at a Holder's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program, in the Award Agreement or by action of the Administrator following the grant of the Option, and the portion of an Option that is unexercisable at a Holder's Termination of Service shall automatically expire upon such Termination of Service.

        6.6    Substitute Awards.    Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

        6.7    Substitution of Stock Appreciation Rights.    The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 7.

EXERCISE OF OPTIONS

        7.1    Partial Exercise.    An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.

        7.2    Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the Administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

          (a)   A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b)   Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of Applicable Law. The Administrator, in its sole discretion, may also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c)   In the event that the Option shall be exercised pursuant to Section 12.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

          (d)   Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 12.1 and 12.2.

        7.3    Notification Regarding Disposition.    The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.

ARTICLE 8.

AWARD OF RESTRICTED STOCK

        8.1    Award of Restricted Stock.

          (a)   The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

          (b)   The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

        8.2    Rights as Stockholders.    Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 8.3. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

        8.3    Restrictions.    All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder's duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

        8.4    Repurchase or Forfeiture of Restricted Stock.    Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder's rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide that upon certain events, including a Change in Control, the Holder's death, retirement or disability or any other specified Termination of Service or any other event, the Holder's rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

        8.5    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock shall include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company, in its sole discretion, may (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

        8.6    Section 83(b) Election.    If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 9.

AWARD OF RESTRICTED STOCK UNITS

        9.1    Grant of Restricted Stock Units.    The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

        9.2    Term.    Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

        9.3    Purchase Price.    The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law. Service to the Company may be sufficient consideration if permitted by Applicable Law.

        9.4    Vesting of Restricted Stock Units.    At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder's duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

        9.5    Maturity and Payment.    At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, set forth in any applicable Award Agreement, and subject to compliance with Section 409A of the Code, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company's fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 12.4(e), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

        9.6    Payment upon Termination of Service.    An Award of Restricted Stock Units shall only be payable while the Holder is an Employee, a Consultant or a member of the Board, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder's death, retirement or disability or any other specified Termination of Service.

        9.7    No Rights as a Stockholder.    Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.

ARTICLE 10.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS, DEFERRED STOCK

        10.1    Performance Awards.

          (a)   The Administrator is authorized to grant Performance Awards to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the Administrator. Performance Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

          (b)   Without limiting Section 10.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.

        10.2    Dividend Equivalents.

          (a)   Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates with respect to dividends with record dates that occur during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

          (b)   Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

        10.3    Stock Payments.    The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

        10.4    Deferred Stock.    The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall be issued on the vesting date(s) or date(s) that those conditions and criteria have been satisfied, as applicable. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.

        10.5    Term.    The term of a Performance Award, Dividend Equivalent award, Deferred Stock award, and/or Stock Payment award shall be established by the Administrator in its sole discretion.

        10.6    Purchase Price.    The Administrator may establish the purchase price of a Performance Award, Shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

        10.7    Termination of Service.    A Performance Award, Dividend Equivalent award, Deferred Stock award, and/or Stock Payment award is distributable only while the Holder is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that the Performance Award, Dividend Equivalent award, Deferred Stock award, and/or Stock Payment award may be distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Holder's death, retirement or disability or any other specified Termination of Service.

ARTICLE 11.

AWARD OF STOCK APPRECIATION RIGHTS

        11.1    Grant of Stock Appreciation Rights.

          (a)   The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

          (b)   A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

          (c)   Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the Shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

        11.2    Stock Appreciation Right Vesting.

          (a)   The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator. Except as limited by the Plan, at any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, may accelerate the period during which a Stock Appreciation Right vests.

          (b)   No portion of a Stock Appreciation Right which is unexercisable at a Holder's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in the applicable Program, the Award Agreement evidencing the grant of a Stock Appreciation Right, or by action of the Administrator following the grant of the Stock Appreciation Right.

        11.3    Manner of Exercise.    All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

          (a)   A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

          (b)   Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all Applicable Law. The Administrator, in its sole discretion, may also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

          (c)   In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right, as determined in the sole discretion of the Administrator.

        11.4    Stock Appreciation Right Term.    The term of each Stock Appreciation Right (the "Stock Appreciation Right Term") shall be set by the Administrator in its sole discretion; provided, however, that the Stock Appreciation Right Term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the last day of the Stock Appreciation Right Term. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, or the first sentence of this Section 11.4, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 14.1, any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

        11.5    Payment.    Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 11 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 12.

ADDITIONAL TERMS OF AWARDS

        12.1    Payment.    The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator in its sole discretion. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

        12.2    Tax Withholding.    The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder's FICA or employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator, in its sole discretion and in satisfaction of the foregoing requirement, may withhold, or allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

        12.3     Transferability of Awards.

          (a)   Except as otherwise provided in Sections 12.3(b) and 12.3(c):

              (i)  No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

             (ii)  No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or the Holder's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 12.3(a)(i); and

            (iii)  During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then-Applicable Laws of descent and distribution.

          (b)   Notwithstanding Section 12.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution or pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.

          (c)   Notwithstanding Section 12.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder's spouse or domestic partner, as applicable, as the Holder's beneficiary with respect to more than 50% of the Holder's interest in the Award shall not be effective without the prior written or electronic consent of the Holder's spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder's death.

        12.4     Conditions to Issuance of Shares.

          (a)   Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Laws and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its sole discretion, deems advisable in order to comply with Applicable Law.

          (b)   All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares.

          (c)   The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

          (d)   No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

          (e)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        12.5    Forfeiture and Claw Back Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:

          (a)   (i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, shall be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for "cause" (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder); and

          (b)   All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

        12.6    Prohibition on Repricing.    Subject to Section 14.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 14.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

ARTICLE 13.

ADMINISTRATION

        13.1    Administrator.    The Compensation and Human Resources Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein). To the extent necessary to comply with Rule 16b-3 of the Exchange Act, and with respect to Awards that are intended to be Performance-Based Compensation, including Options and Stock Appreciation Rights, then the Committee (or another committee or subcommittee of the Board assuming the functions of the Committee under the Plan) shall take all action with respect to such Awards, and the individuals taking such action shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a "non-employee director" as defined by Rule 16b-3 of the Exchange Act or any successor rule and an "outside director" for purposes of Section 162(m) of the Code. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee (or another committee or subcommittee of the Board assuming the functions of the Committee under the Plan) shall be an "independent director" under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 13.1 or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) unless specifically delegated to the Committee by the Board, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms "Administrator" and "Committee" as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 13.6.

        13.2    Duties and Powers of Committee.    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 12.5 or Section 14.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

        13.3    Action by the Committee.    Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        13.4    Authority of Administrator.    Subject to the Company's Bylaws, the Committee's Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

          (a)   Designate Eligible Individuals to receive Awards;

          (b)   Determine the type or types of Awards to be granted to each Eligible Individual;

          (c)   Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

          (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

          (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f)    Prescribe the form of each Award Agreement, which need not be identical for each Holder;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i)    Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

          (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

          (k)   Accelerate wholly or partially the vesting or lapse of restriction of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 14.2.

        13.5    Decisions Binding.    The Administrator's interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

        13.6    Delegation of Authority.    To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 13; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 14.

MISCELLANEOUS PROVISIONS

        14.1    Amendment, Suspension or Termination of the Plan.    Except as otherwise provided in this Section 14.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 14.2, (a) increase the limits imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan, or (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take action prohibited under Section 12.6, or (c) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 12.5 and Section 14.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

        14.2     Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          (a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares of the Company's stock or the share price of the Company's stock, other than an Equity Restructuring, the Administrator may make equitable adjustments, if any to reflect such change with respect to (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 on the maximum number and kind of Shares which may be issued under the Plan and adjustments of the Award Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

          (b)   In the event of any transaction or event described in Section 14.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

              (i)  To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 14.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested;

             (ii)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

            (iii)  To make adjustments in the number and type of Shares of the Company's stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

            (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

             (v)  To provide that the Award cannot vest, be exercised or become payable after such event.

          (c)   In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 14.2(a) and 14.2(b):

              (i)  The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

             (ii)  The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 on the maximum number and kind of Shares which may be issued under the Plan and adjustments of the Award Limit). The adjustments provided under this Section 14.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

          (d)   Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event an Award continues in effect or is assumed or an equivalent Award substituted, and a Holder incurs a Termination of Service upon or within twelve (12) months following the Change in Control, then such Holder shall be fully vested in such continued, assumed or substituted Award.

          (e)   In the event that the successor corporation in a Change in Control refuses to assume or substitute for the Award, the Administrator may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.

          (f)    For the purposes of this Section 14.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.

          (g)   The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

          (h)   With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 14.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 14.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

          (i)    The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (j)    No action shall be taken under this Section 14.2 which shall cause an Award to fail to be exempt from or comply with Section 409A of the Code or the Treasury Regulations thereunder.

          (k)   In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

        14.3    Approval of Plan by Stockholders.    The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. The Plan is an amendment and restatement of the Accuride Corporation Amended and Restated 2010 Incentive Award Plan, which will continue in effect of stockholders of the Company do not approve this Plan, and awards may still be granted under such plan in accordance with its terms and the limitations set forth therein,

        14.4    No Stockholders Rights.    Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Holder becomes the record owner of such shares of Common Stock.

        14.5    Paperless Administration.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

        14.6    Effect of Plan upon Other Compensation Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

        14.7    Compliance with Laws.    The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements),    , and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with Applicable Law. To the extent permitted by Applicable Law, the

Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

        14.8    Titles and Headings, References to Sections of the Code or Exchange Act.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

        14.9    Governing Law.    The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or any other jurisdiction.

        14.10    Section 409A.    To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

        14.11    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

        14.12    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

        14.13    Indemnification.    To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        14.14    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        14.15    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Accuride Corporation on March 13, 2014.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Accuride Corporation on                            , 20    .

Executed on this 14th day of March, 2014.

/s/ STEPHEN A. MARTIN Corporate Secretary

ANNUAL MEETING OF STOCKHOLDERS OF ACCURIDE CORPORATION April 24, 2014 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available in the Investors section of our website at www.accuridecorp.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. Signature of Stockholder: Date: Signature of Stockholder: Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box to the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O Robin J. Adams O Keith E. Busse O Richard F. Dauch O Robert E. Davis O Lewis M. Kling O John W. Risner O James R. Rulseh 2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2014 fiscal year. 3. Proposal to approve the Amended and Restated Incentive Compensation Plan. 4. Proposal to approve the Second Amended and Restated 2010 Incentive Award Plan. 5. Advisory vote on executive compensation. And upon such other matters that may properly come before the meeting and any adjournment(s) thereof. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: DIRECTOR NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20730303030000000000 7 042414

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ACCURIDE CORPORATION 2014 ANNUAL MEETING OF STOCKHOLDERS The undersigned stockholder of Accuride Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints Richard F. Dauch and Gregory A. Risch, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2014 Annual Meeting of Stockholders of Accuride Corporation to be held on April 24, 2014, at 7:00 a.m. Central Time at Victoria National Golf Club, located at 2000 Victoria National Boulevard, Newburgh, Indiana 47630, and at any adjournments thereof, and to vote all shares of common stock, which the undersigned would be entitled to vote if then and there personally present on the matters set forth below: THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED HEREIN, "FOR" PROPOSALS 2, 3, 4 AND 5, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING, EITHER OF SUCH ATTORNEYS OR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER. (Continued, and to be marked, dated and signed, on the other side.)

QuickLinks

Brokers cannot vote for Proposals 1, 3, 4 and 5 without your instructions.
GENERAL
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
PROPOSAL No. ONE ELECTION OF DIRECTORS
COMPENSATION OF NON-EMPLOYEE DIRECTORS
PROPOSAL No. TWO
ADVISORY VOTE ON APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY
PROPOSAL No. THREE APPROVAL OF THE AMENDED AND RESTATED ACCURIDE CORPORATION INCENTIVE COMPENSATION PLAN
PROPOSAL No. FOUR APPROVAL OF THE ACCURIDE CORPORATION SECOND AMENDED AND RESTATED 2010 INCENTIVE AWARD PLAN
PROPOSAL No. FIVE APPROVAL OF THE ADVISORY RESOLUTION ON THE COMPANY'S EXECUTIVE COMPENSATION
OTHER INFORMATION
EXECUTIVE OFFICERS
EXECUTIVE OFFICER COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS Compensation Discussion and Analysis
COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
COMPENSATION OF NAMED EXECUTIVE OFFICERS SUMMARY COMPENSATION TABLE—2013
GRANTS OF PLAN-BASED AWARDS—2013
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE—2013
OPTIONS EXERCISED & STOCK VESTED DURING FISCAL 2013
NON-QUALIFIED DEFERRED COMPENSATION TABLE
PENSION BENEFITS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OTHER MATTERS
  Appendix A
AMENDED AND RESTATED ACCURIDE CORPORATION INCENTIVE COMPENSATION PLAN
  Appendix B
ACCURIDE CORPORATION SECOND AMENDED AND RESTATED 2010 INCENTIVE AWARD PLAN (March 13, 2014)
ARTICLE 1. PURPOSE
ARTICLE 2. DEFINITIONS AND CONSTRUCTION
ARTICLE 3. SHARES SUBJECT TO THE PLAN
ARTICLE 4. GRANTING OF AWARDS
ARTICLE 5. PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION.
ARTICLE 6. GRANTING OF OPTIONS
ARTICLE 7. EXERCISE OF OPTIONS
ARTICLE 8. AWARD OF RESTRICTED STOCK
ARTICLE 9. AWARD OF RESTRICTED STOCK UNITS
ARTICLE 10. AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS, DEFERRED STOCK
ARTICLE 11. AWARD OF STOCK APPRECIATION RIGHTS
ARTICLE 12. ADDITIONAL TERMS OF AWARDS
ARTICLE 13. ADMINISTRATION
ARTICLE 14. MISCELLANEOUS PROVISIONS